United States
Securities and Exchange Commission
Washington, D.C. 20549

________________________________

SCHEDULE 14A

________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

VIRPAX PHARMACEUTICALS, INC.
(Name of Registrant as Specified in Its Charter)

__________________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

VIRPAX PHARMACEUTICALS, INC.
1055 Westlakes Drive, Suite 300
Berwyn, PA 19312

June 15, 2022

To Our Stockholders:

You are cordially invited to attend the 2022 Annual Meeting of stockholders of Virpax Pharmaceuticals, Inc. to be held at 11:00 a.m. Eastern Time on Monday, July 25, 2022.

Details regarding the 2022 Annual Meeting, the business to be conducted at the 2022 Annual Meeting, and information about Virpax Pharmaceuticals, Inc. that you should consider when you vote your shares are described in the accompanying proxy statement.

At the 2022 Annual Meeting, two persons will be nominated for election to our Board of Directors. In addition, we will ask stockholders to approve the 2022 Virpax Equity Incentive Plan and ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022. The Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the Annual Meeting.

Pursuant to Securities and Exchange Commission rules, we are providing access to our proxy materials both by sending you this full set of proxy materials, and by notifying you of the availability of our proxy materials online at http://www.viewproxy.com/virpax/2022, where you can access our Proxy Statement for the 2022 Annual Meeting, our Annual Report for the fiscal year ended December 31, 2021 and proxy card.

We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that you cast your vote. You may vote over the Internet, by telephone, or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in the proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of Virpax Pharmaceuticals, Inc. We look forward to seeing you during the Annual Meeting.

Sincerely,
/s/ Anthony Mack
Anthony Mack
Chief Executive Officer, Chairman

If you have any questions or require any assistance in voting your shares, please call:

Alliance Advisors LLC
200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003
855-600-2576

VIRPAX PHARMACEUTICALS, INC.
1055 Westlakes Drive, Suite 300
Berwyn, PA 19312

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on July 25, 2022

To the Stockholders of Virpax Pharmaceuticals, Inc.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Virpax Pharmaceuticals, Inc. (the “Company”) to be held at the offices of Lowenstein Sandler LLP at 1251 Avenue of the Americas, 17th Floor, New York, NY 10020, on Monday, July 25, 2022, beginning at 11:00 a.m. Eastern time. At the Annual Meeting, stockholders will act on the following matters:

•        To elect two director nominees to serve as Class I directors for a three-year term expiring at the annual meeting of stockholders in 2025;

•        To approve the 2022 Virpax Equity Incentive Plan;

•        To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022; and

•        To consider and vote upon any other matters that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on May 31, 2022, are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. Whether you plan to attend the meeting or not, you may vote your shares over the Internet or by requesting a printed copy of the proxy materials and marking, signing, dating and mailing the proxy card in the envelope provided. If you attend the meeting and prefer to vote in person, you may do so even if you have already voted your shares. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the meeting.

IMPORTANT NOTICE OF AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 25, 2022

Our proxy materials including our Proxy Statement for the Annual Meeting, our Annual Report for the fiscal year ended December 31, 2021 and proxy card are available on the Internet at www.viewproxy.com/virpax/2022. Under Securities and Exchange Commission rules, we are providing access to our proxy materials both by sending you this full set of proxy materials, and by notifying you of the availability of our proxy materials on the Internet.

By Order of the Board of Directors
/s/ Anthony Mack
Anthony Mack
Chief Executive Officer
June 15, 2022
Berwyn, PA

i

VIRPAX PHARMACEUTICALS, INC.
1055 WESTLAKES DRIVE, SUITE 300
BERWYN, PA 19312

PROXY STATEMENT FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement contains information related to the Annual Meeting of Stockholders to be held on July 25, 2022 at 11:00 a.m. Eastern time, at the offices of Lowenstein Sandler LLP at 1251 Avenue of the Americas, 17th Floor, New York, NY 10020, or at such other time and place to which the Annual Meeting may be adjourned or postponed (the “Annual Meeting”). The enclosed proxy is solicited by the Board of Directors (the “Board”) of Virpax Pharmaceuticals, Inc. (the “Company”). The proxy materials relating to the Annual Meeting are being mailed to stockholders entitled to vote at the meeting on or about June 15, 2022. A list of record holders of the Company’s common stock entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, at our principal offices at 1055 Westlakes Drive, Suite 300, Berwyn, PA 19312, during normal business hours for ten days prior to the Annual Meeting and available during the Annual Meeting.

In this Proxy Statement, the terms the “Company,” “we,” “us,” and “our” refer to Virpax Pharmaceuticals, Inc. The mailing address of our principal executive offices is Virpax Pharmaceuticals, Inc., 1055 Westlakes Drive, Suite 300 Berwyn, PA 19312.

ABOUT THE MEETING

Why are we calling this Annual Meeting?

Our Board of Directors is soliciting your proxy to vote at the Annual Meeting of stockholders to be held on Monday, July 25, 2022, at 11:00 a.m. Eastern time and any adjournments or postponements of the meeting. We refer to this meeting as the “Annual Meeting.” This proxy statement summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

We have made available to you on the Internet or have sent you this proxy statement, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, because you owned shares of our common stock on the record date.

We are calling the Annual Meeting to seek the approval of our stockholders:

•        To elect two director nominees to serve as Class I directors for a three-year term expiring at the annual meeting of stockholders in 2025;

•        To adopt the 2022 Virpax Equity Incentive Plan (the “2022 Plan”);

•        To ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2022; and

•        To consider and vote upon any other matters that may properly come before the Annual Meeting or any adjournments or postponements thereof.

What are the Board’s recommendations?

Our Board believes that the election of the director nominees identified herein, the adoption of the 2022 Plan, and the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2022, are advisable and in the best interests of the Company and its stockholders and recommends that you vote FOR each of the director nominees, FOR Proposal 2, and FOR Proposal 3. If you are a stockholder of record and you return a properly executed proxy card or vote by proxy over the Internet but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the recommendations of the Board, as set forth above. With respect to any other matter that properly comes before our Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their own discretion.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on the record date, May 31, 2022 (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Holders of our common stock are entitled to one vote per share on each matter to be voted upon.

As of the Record Date, we had 11,714,725 outstanding shares of common stock.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting. Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of your proxy card delivered to you by your broker or a legal proxy given to you by your broker and check in at the registration desk at the meeting.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority in voting power of our capital stock outstanding on the record date will constitute a quorum for our meeting. Signed proxies received but not voted will be included in the calculation of the number of shares considered to be present at the meeting. Pursuant to the General Corporation Law of the State of Delaware, abstentions will be counted for the purpose of determining whether a quorum is present. If brokers have, and exercise, discretionary authority on at least one item on the agenda for the Annual Meeting, uninstructed shares for which broker non-votes occur will constitute voting power present for the discretionary matter and will therefore count towards the quorum.

How do I vote?

On or about June 15, 2022, we will begin mailing the proxy materials to all stockholders of record on our books at the close of business on the record date and will post our proxy materials on the website referenced above. The website provides information regarding how you may request to receive proxy materials in printed form by mail, or electronically by email, on an ongoing basis.

You may vote on the Internet, by telephone, by mail or by attending the Annual Meeting and voting by ballot, all as described below. The Internet and telephone voting procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card or voting instruction card. Telephone and Internet voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on July 24, 2022.

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet. You may specify whether your shares should be voted for or withheld for each nominee for director and whether your shares should be voted for, against or abstain with respect to the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board of Directors’ recommendations. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, VStock Transfer, LLC, or you have stock certificates registered in your name, you may vote:

Vote on the Internet

If you are a stockholder of record, you may submit your proxy by going to www.AALvote.com/VRPX and following the instructions provided in the proxy materials. You may also follow the instructions provided with your proxy materials and on your proxy card. If your shares are held with a broker, you will need to go to the website provided on your voting instruction card. Have your proxy card or voting instruction card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials.

Vote by Telephone

If you are a stockholder of record, you can also vote by telephone by dialing 1-866-804-9616. If your shares are held with a broker, you can vote by telephone by dialing the number specified on your voting instruction card. Have your proxy card or voting instruction card in hand when you call.

Vote by Mail

You may choose to vote by mail, by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. If the envelope is missing and you are a stockholder of record, please mail your completed proxy card to Alliance Advisors LLC, 200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003. If the envelope is missing and your shares are held with a broker, please mail your completed voting instruction card to the address specified therein. Please allow sufficient time for mailing if you decide to vote by mail as it must be received by 11:59 p.m. on July 24, 2022.

Voting at the Annual Meeting

The method or timing of your vote will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other nominee, you must obtain a legal proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting. You should allow yourself enough time prior to the Annual Meeting to obtain this proxy from the holder of record.

The shares voted electronically, telephonically, or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.

What if I vote and then change my mind?

You may revoke your proxy at any time before it is exercised by:

•        filing with the Secretary of the Company a notice of revocation;

•        sending in another duly executed proxy bearing a later date; or

•        attending the meeting and casting your vote in person.

For purposes of submitting your vote online, you may change your vote until 11:59 p.m. Eastern Time on July 24, 2022. At this deadline, the last vote submitted will be the vote that is counted.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to directly grant your voting proxy or to vote at the Annual Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not provide the stockholder of record with voting instructions or otherwise obtain a signed proxy from the record holder giving you the right to vote the shares, broker non-votes may occur for the shares that you beneficially own. The effect of broker non-votes is more specifically described in “What vote is required to approve each proposal?” below.

What vote is required to approve each proposal?

The holders of a majority in voting power of our common stock outstanding on the record date must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. Pursuant to Delaware corporate law, abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.

Assuming that a quorum is present, the following votes will be required

•        Proposal 1 (Election of Directors):    Our directors are elected by a plurality of the votes, which means that the nominee for director who receives the most votes will be elected. You may vote either FOR the nominee or WITHHOLD your vote from the nominee. Votes that are withheld will not be included in the vote tally for the election of the director. Banks, brokers or other nominees do not have discretionary authority to vote on this matter. As a result, abstentions and “broker non-votes” if any, will not affect the outcome of the vote on Proposal 1.

•        Proposal 2 (Approval of the 2022 Plan):    The affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the Annual Meeting is required to approve this Proposal 2. Proposal 2 is generally not considered to be a “routine” matter, and brokers are not permitted to vote on Proposal 2 if the broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares on Proposal 2. Abstentions and “broker non-votes” if any, will not affect the outcome of the vote on this Proposal 2.

•        Proposal 3 (Ratify Appointment of Independent Registered Public Accounting Firm):    The affirmative vote of the holders of shares of common stock having a majority in voting power of the votes cast by the holders of all of the shares of common stock present or represented at the meeting is required to approve this Proposal 3. This Proposal 3 is generally considered to be a “routine” matter which means that banks, brokers or other nominees will have discretionary authority to vote on this matter, and accordingly, no broker non-votes will occur on Proposal 3. Abstentions, if any, will not affect the outcome of the vote on this Proposal 3. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2022, the Audit Committee of our Board of Directors will reconsider its appointment.

Holders of the common stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the Annual Meeting.

What are “broker non-votes”?

Banks, brokers, and other agents acting as nominees are permitted to use discretionary voting authority to vote for proposals that are deemed “routine” by the New York Stock Exchange, which means that they can submit a proxy or cast a ballot on behalf of stockholders who do not provide a specific voting instruction. Brokers, banks or other nominees are not permitted to use discretionary voting authority to vote for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your broker, bank or other nominee as to how to vote your shares, if you wish to ensure that your shares are present and voted at the Annual Meeting on all matters and if you wish to direct the voting of your shares on “routine” matters.

When there is at least one “routine” matter to be considered at a meeting, a “broker non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the “non-routine” matter being considered and has not received instructions from the beneficial owner.

The election of directors (Proposal 1), and the approval of the 2022 Plan (Proposal 2) are each generally considered to be “non-routine” matters, and brokers are not permitted to vote on those matters if the broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares on these proposals. The ratification of our independent registered public accounting firm (Proposal 3) is generally considered to be a “routine” matter, and hence your brokerage firm may be able to vote on Proposal 3 even if it does not receive instructions from you, so long as it holds your shares in its name.

Who will count the votes?

Alliance Advisors LLC, will serve as inspector of election at the Annual Meeting and will tabulate and certify the votes.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. Some of our officers, directors and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

Proposals should be addressed to:
Virpax Pharmaceuticals, Inc.
Attn: Corporate Secretary
1055 Westlakes Drive, Suite 300
Berwyn, PA 19312

Cautionary Statement Regarding Forward Looking Statements

This Proxy Statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the current views of our management with respect to, among other things, our operations, our business strategy and plans, our objectives and initiatives, our financial performance, our industry, and the impact of the Coronavirus Disease 2019 (“COVID-19”) on our business. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believe(s),” “expect(s),” “potential,” “continue(s),” “may,” “will,” “should,” “could,” “would,” “seek(s),” “predict(s),” “intend(s),” “trends,” “plan(s),” “estimate(s),” “anticipates,” “projection,” “will likely result” and or the negative version of these words or other comparable words of a future or forward-looking nature, although not all forward-looking statements contain these words. Such forward-looking statements are based upon various estimates and assumptions, as well as information known to us as of the date hereof and are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements and you should not rely upon forward-looking statements as predictions of future events. These risks and uncertainties include, but are not limited to, those described under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and our other Securities and Exchange Commission (“SEC”) filings, which are available on our investor relations website at https://ir.virpaxpharma.com/ and on the SEC website at www.sec.gov. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law.

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PROPOSAL 1:

TO ELECT TWO DIRECTORS, AS CLASS I DIRECTORS, TO SERVE A THREE-YEAR TERM EXPIRING AT THE ANNUAL MEETING IN 2025 AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

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Our Board is divided into three classes: Class I, Class II and Class III, with each class serving a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

Our Board is currently composed of nine directors. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy, including vacancies created by an increase in the number of directors, shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been duly elected and qualified or until his or her earlier resignation, death or removal.

There are three directors whose terms of office expire at the Annual Meeting. Gary Jacob, Ph.D., a Class I director, has notified the Board that he will not stand for reelection at the Annual Meeting. The Board thanks Dr. Jacob for his service to the Company. Upon the recommendation of the Nominating and Corporate Governance Committee, our Board has nominated the two individuals listed in the table below for election as directors at the Annual Meeting. The Board of Directors intends to reduce the size of the Board to eight members effective as of the expiration of Dr. Jacob’s term at the Annual Meeting.

Each of the nominees listed below is currently one of our directors. If elected at the Annual Meeting, each of these nominees would serve until our 2025 Annual Meeting and until his or her successor has been duly elected and qualified, or, if sooner, until his or her earlier resignation, death or removal.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Abstentions and broker non-votes will not be treated as a vote for or against any particular director nominee and will not affect the outcome of the election. Stockholders may not vote, or submit a proxy, for a greater number of nominees than the nominees named below. The director nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the director nominees named below. If any director nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Nominees for Election Until the 2025 Annual Meeting

The following table sets forth the name, age, position and tenure of each of our directors who are up for re-election at the Annual Meeting for a term expiring at the 2025 Annual Meeting:

Name	Age	Position(s)	Served as an Officer or Director Since
Gerald Bruce	66	Executive Vice President, Commercial Operations, and Class I Director	2021
Vanila M. Singh	51	Independent Class I Director	2020

The following includes a brief biography of each of the nominees standing for election to the Board at the Annual Meeting, based on information furnished to us by each director nominee, with each biography including information regarding the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the applicable nominee should serve as a member of our Board.

Gerald W. Bruce, Executive Vice President, Commercial Operations, and Class I Director

Mr. Bruce became a director in July 2021 and an Executive Vice President and our Commercial Operations Officer in August 2017. Mr. Bruce has spent over 30 years, including 20 years in senior leadership roles, in the Pharmaceutical and Medical Nutrition industry. He started his career in May 1983 at Johnson & Johnson Inc. (NYSE: JNJ) where he was an award-winning sales representative and held leadership positions of increasing responsibility in sales and marketing ending with his role as Group Product Director of Analgesics in September 1998. From September 1998 to November 2000, he served as Vice President of Sales at Bristol-Myers Squibb Co. (NYSE: BMY) where he led the Cardiovascular and Metabolic sales force. From November 2000 to January 2006 he served as Vice President of Managed Markets where he led the team responsible for the development and implementation of the reimbursement strategy for Bristol-Myers Squibb’s US portfolio. From January 2006 to June 2008, Mr. Bruce was the Senior Vice President of Commercial Operations at NitroMed, Inc. where he was responsible for building the commercial strategy and led the team responsible for the development and implementation of the commercial plan for the start-up company’s first product for the treatment of heart failure. From April 2009 to November 2018, Mr. Bruce served as Vice President of Sales for Nutricia North America, Danone Medical Nutrition Division. Mr. Bruce currently serves on the Board of Trustees for Lincoln University and is a Board member for the National Sales Network. He received his bachelor’s degree in Business Administration from Lincoln University and a master’s degree in Leadership from the McDonough School of Business at Georgetown University. Mr. Bruce was selected as a director due to his extensive experience at pharmaceutical companies and knowledge of the pharmaceutical industry.

Vanila M. Singh, MD, Independent Class I Director

Dr. Singh became a director in June 2020. From June 2017 to July 2019, Dr. Singh is the former Chief Medical Officer of the U.S. Department of Health and Human Services, where she served as the Chairperson of the highly regarded HHS Pain and Opioid Task Force in conjunction with the Department of Defense and the Veterans Administration. Since November 2019, Dr. Singh has been a director of Biodelivery Sciences International, Inc. (NASDAQ: BDSI), and since June 2004, Dr. Singh has been a clinical associate professor of Anesthesiology, Pain and Peri-operative Medicine at Stanford University and is a teaching mentor at Walter Reed National Military Medical Center. For over ten years, Dr. Singh served on medical ethics as well as on scientific editorial boards, committees for the American Society of Regional Anesthesia, American Society of Interventional Pain Physicians, California Medical Association, and the Santa Clara County Medical Association. Dr. Singh, who is double board-certified in pain and anesthesiology, focuses her practice on regional anesthesia and peri-operative, subacute, and the development of chronic pain, with an appreciation for complimentary and traditional medicine approaches that emphasize an individualized patient-centered approach. Dr. Singh received her medical degree from George Washington University Medical School and her B.A. from U.C. Berkeley in Molecular and Cell Biology and Economics. Dr. Singh was selected as a director due to her leadership experience and her extensive knowledge of the pharmaceutical industry and the regulatory environment.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE CLASS I DIRECTOR NOMINEES.

Continuing Directors

The following table sets forth the name, age, position and tenure of the directors who are serving for terms that end following the Annual Meeting.

Name	Age	Position(s)	Served as an Officer or Director Since
Jerrold Sendrow, CFP	76	Independent Class II Director and Audit Committee Chair	2017
Thani Jambulingam, PhD	57	Independent Class II Director and Corporate Governance Committee Chair	2017
Michael F. Dubin, CPA	66	Independent Class II Director	2021
Eric Floyd, PhD	60	Independent Class III Director and Compensation Committee Chair	2017
Anthony Mack, MBA	60	Chief Executive Officer (Principal Executive Officer) and Chairman of the Board of Directors, Class III Director	2017
Jeffrey Gudin, MD	56	Executive Vice President, Chief Medical Officer, and Class III Director	2017

The following biographical descriptions set forth certain information with respect to directors who are serving for terms that end following the Annual Meeting, based on information furnished to Virpax by each director.

Class II Directors Continuing in Office until the 2023 Annual Meeting

Jerrold Sendrow, CFP, Independent Class II Director and Audit Committee Chair

Mr. Sendrow became a director in January 2017. Mr. Sendrow has been a Certified Financial Planner since 1986 and continues to maintain his practice. Mr. Sendrow also served as an outside Director on the board of directors of SCILEX Pharmaceuticals Inc. from April 2014 to November 2016. Prior to that, Mr. Sendrow was an accountant in the audit departments of Touche Ross & Co. and Peat Marwick Mitchell & Co after returning from military service of two tours in the Vietnam conflict. Mr. Sendrow holds business degrees from Bernard Baruch College of the City University of New York and Adelphi University. Mr. Sendrow was selected as a director due to his leadership experience at other growth-stage companies and his financial accounting experience.

Thani Jambulingam, PhD, Independent Class II Director and Corporate Governance Committee Chair

Dr. Jambulingam became a director in January 2017. Dr. Jambulingam is a Pfizer Fellow and Professor in the Department of Pharmaceutical and Healthcare Marketing at St Joseph’s University, Erivan K. Haub School of Business, in Philadelphia, Pennsylvania. He teaches in the executive MBA program for biopharmaceutical, medical device and physician executives. Dr. Jambulingam served as the chair of the department for eight years, from June 2003 to June 2010. Dr. Jambulingam’s research is focused on pharmaceutical and healthcare strategy and innovation. His research is regularly published in marketing and management journals. Dr. Jambulingam has also served as a consultant and facilitated training sessions in innovation and strategy for senior leadership and/or brand teams within several small, mid and large pharma and healthcare firms including Alkermes Plc, Abbott Industries, AstraZeneca plc, Cardinal Health, FMC, IQVIA, Lancaster General Hospital, Inspira Health, Lehigh Valley Health Network, Leo Pharma, Merck & Co., Novo Nordisk, Pfizer Inc., Sanofi, Solvay and Procter & Gamble Inc. During his sabbatical from Saint Joseph’s University, from July 2011 to August 2012, he joined Pfizer Inc. (NYSE: PFE) with the Prevenar Global Commercial Team contributing to development of Prevenar franchise positioning, healthy aging platform development, vaccine business strategy for emerging markets, pediatric expanded age strategy (life cycle management) and conducted strategy sessions for executive leadership within the specialty care division of Pfizer. Over the years, Dr. Jambulingam has successfully mentored several entrepreneurs in the life sciences industry. Dr. Jambulingam is a pharmacist and obtained his Ph.D. from the University of Wisconsin-Madison. Dr. Jambulingam completed the case method of teaching at Harvard. He has been inducted to the Rho Chi, the honor society in pharmacy and Beta Gamma Sigma, the honor society for business. In 2021, Dr. Jambuligam received the Tangelmann Award for lifetime excellence in research and teaching. For the past seven years, Dr. Jambulingam has been a faculty member conducting Bio-Entrepreneurship Bootcamp at the annual meeting at the Biotechnology Industry Organization (BIO). Dr. Jambulingam is also a visiting professor in the Wharton MBA Global program and teaches healthcare courses in India. Dr. Jambulingam was selected as a director due to his leadership experience at other companies and his extensive knowledge of the pharmaceutical industry.

Michael F. Dubin, CPA, Independent Class II Director

Michael F. Dubin, CPA became a director in July 2021. From 2001 to 2016, Mr. Dubin held the title of Managing Partner, PA/SNJ Offices, with RSMUS LLP (RSM), a professional services company. He was presented with RSM’s “National Achievement Award” in 2010 and was a finalist for the company’s “National Integrity Award.” Prior to 2001, Mr. Dubin served as an audit partner for a regional accounting firm and a national accounting firm. Mr. Dubin obtained a BS in Economics (magna cum laude) from the Wharton School of Business, University of Pennsylvania. He served as a Board Member for RSM for four years. Mr. Dubin was also a board member and the Audit Committee Chairman for a privately held business in Philadelphia engaged in supplying energy efficiency services and facilities, and is a board member and the Risk Management Committee Chairman for a commercial bank in Pennsylvania and an advisory board member for an accounting firm in Pennsylvania. Mr. Dubin is professionally affiliated with the PICPA and AICPA. He was also an adjunct faculty member and course teacher for the Wharton School of Business for two years and has also been a guest lecturer at the Wharton School of the University of Pennsylvania, Temple University, University of Scranton and Lehigh University. He also served as an expert witness/consultant for the Federal Deposit Insurance Corporation and the Resolution Trust Corporation. Mr. Dubin was selected as a director due to his long history of success in manufacturing, distribution, financial services, business and professional services, pharma, technology, retail and various other industries.

Class III Directors Continuing in Office until the 2024 Annual Meeting

Anthony Mack, MBA, Chief Executive Officer (Principal Executive Officer) and Chairman of the Board of Directors, Class III Director

Anthony Mack became a director and our Chairman of the Board and Chief Executive Officer in May 2017. Anthony P. Mack is an entrepreneur who has founded three successful pharmaceutical companies, served on executive boards and has more than 35 years of experience in the industry as well as in finance. Prior to founding Virpax, Mr. Mack founded Scilex Pharmaceuticals and served as President, CEO and Director until February 2018. Scilex was sold to a publicly traded company. Mr. Mack founded his first pharmaceutical company, ProSolus Pharmaceuticals, in 2009 where he served as President and Director before selling the company to Mission Pharmacal in 2015. Mr. Mack has led training, marketing, and commercial distribution for billion-dollar pain management products and has forged key strategic alliances through high-level management positions with Purdue Pharma, Endo Pharmaceuticals, Novartis, and EKR Therapeutics. Prior to his pharmaceutical career, Mr. Mack worked in the financial sector, starting as a Series 7 broker dealer then a Series 24 licensed Principal, allowing him to supervise and manage brokers at affiliated branches. Mr. Mack holds an Executive MBA in Pharmaceutical and Healthcare Marketing from Saint Joseph’s University.

Jeffrey Gudin, Executive Vice President, Chief Medical Officer, and Class III Director

Jeffrey Gudin, MD, became an Executive Vice President, and our Chief Medical Officer in January 2017. Prior to joining us, Dr. Gudin, was Director of Pain Management and Palliative Care at Englewood Hospital and Medical Center in New Jersey for almost 20 years. He is a Clinical Associate Professor in Anesthesiology at the Rutgers New Jersey Medical School. Dr. Gudin is Board Certified in Pain Medicine, Anesthesiology, Addiction Medicine and Hospice and Palliative Medicine. He is an active speaker in the field of pain management. His clinical and research focus includes pain management, opioid abuse and potential solutions, and increasing clinician awareness of pain assessment and risk management. Dr. Gudin completed a residency in anesthesiology at Yale University School of Medicine, in New Haven, Connecticut. He continued his training with an extended postdoctoral fellowship in pain medicine at the Yale Center for Pain Management, where he was actively involved in research and teaching.

Eric Floyd, PhD, Independent Class III Director and Compensation Committee Chair

Eric Floyd, PhD, became a director in January 2017. Dr. Floyd currently serves as Chief Regulatory Officer at Neurogene Inc. He has nearly 21 years of regulatory experience within the pharmaceutical industry. Most recently, from November 2018 to December 2019 he was Senior Vice President, Regulatory Affairs, for Axovant Sciences. Prior to that, he served as President of Compliance Services and Chief Scientific Officer at Dohmen Life Science Services, Inc. from June 2015, Senior Vice President, U.S. Regulatory Affairs and Clinical Quality Compliance at Lundbeck Inc. December 2011, Global Vice President of Regulatory Affairs at Hospira Inc. (later acquired by Pfizer Inc.) from January 2010, Vice President of Worldwide Regulatory Affairs and Quality Assurance at Cephalon Inc. (later acquired by Teva Pharmaceuticals Industries Ltd.) from January 2007 and VP and Global Head of Respiratory, Dermatology, and Tropical Medicines Drug Regulatory Affairs at Novartis AG from February 2005. Dr. Floyd has also held senior leadership roles at Bristol Myers Squibb Co., Aventis Pharma and Merck Research Laboratories (a division of Merck & Co.). Dr. Floyd received a Ph.D. in Neurophysiology from Meharry Medical College, Nashville, an executive MBA from St. Joseph’s University, Philadelphia, an MS from Tennessee State University, a BS from the University of Illinois and has served as an Assistant Professor at Harvard University School of Medicine. Dr. Floyd served as an outside director on the board of directors of Scilex Pharmaceuticals Inc. from April 2014 to November 2016. Dr. Floyd was selected as a director due to his extensive experience at pharmaceutical companies and knowledge of the pharmaceutical industry.

CORPORATE GOVERNANCE

Board of Director Composition

Our Board is currently composed of nine directors. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal. The Board intends to reduce the size of the Board to eight directors, effective as of the expiration of Dr. Jacob’s term at the Annual Meeting.

In accordance with the terms of our restated certificate of incorporation and bylaws, our Board is divided into three classes, Class I, Class II and Class III, with each class serving staggered three-year terms. Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires. Our directors are divided among the three classes as follows:

•        The Class I directors are Mr. Bruce, Dr. Jacob and Dr. Singh; their terms will expire at the Annual Meeting.

•        The Class II directors are Dr. Jambulingam, Mr. Sendrow and Mr. Dubin; their terms will expire at the 2023 annual meeting of stockholders.

•        The Class III directors are Mr. Mack, Dr. Gudin, and Dr. Floyd; their terms will expire at the 2024 annual meeting of stockholders.

We expect that any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control.

Board Membership Diversity

We have no formal policy regarding board diversity. Our priority in selection of board members is identification of members who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business and understanding of the competitive landscape.

The following Board Diversity Matrix presents our board diversity statistics in accordance with Nasdaq Rule 5606. The information is based on our directors’ self-reporting. As we pursue future board recruitment efforts, our Nominating and Corporate Governance Committee will continue to seek candidates who can contribute to the diversity of views and perspectives of the Board.

Board Diversity Matrix (As of May 31, 2022)

Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	8
Part II: Demographic Background
African American or Black	3
Alaskan Native or Native American
Asian	2
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	4
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Board of Director Meetings

Our Board met eight times in 2021. Other than Dr. Singh (who attended 62.5%), each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which such directors served on the Board) and (ii) the total number of meetings of all committees of our Board on which the director served (during the periods for which the director served on such committee or committees). This is our first Annual Meeting of Stockholders since our initial public offering on February 16, 2021. We do not have a formal policy requiring members of the Board to attend our annual meetings.

Director Independence

Upon the completion of our initial public offering, our common stock was listed on the Nasdaq Capital Market (“Nasdaq”). Under the listing requirements and rules of Nasdaq, independent directors must constitute a majority of a listed company’s board of directors. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

Our Board undertook a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that Dr. Floyd, Mr. Sendrow, Mr. Jambulingam, Dr. Jacob, Dr. Singh, and Mr. Dubin do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the Rules of The NASDAQ Capital Market and the SEC.

Board Committees

Our Board has established an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Science and Technology Committee with the composition and responsibilities described below. Our Board may establish other committees to facilitate the management of our business. Each of these committees operates under a charter that has been approved by our Board. The members of each committee are appointed by the Board and serve until their successor is elected and qualified unless they are earlier removed or resign. In addition, from time to time, special committees may be established under the direction of the Board when necessary to address specific issues.

Audit Committee.    Our Audit Committee is comprised of Mr. Dubin, Mr. Sendrow, Dr. Floyd, and Dr. Jambulingam, with Mr. Sendrow serving as Chairman of the audit committee. Our Board has determined that each member of the Audit Committee meets the independence requirements of Rule 10A-3 under the Exchange Act and the applicable rules of the Nasdaq Capital Market. Our Board has determined that Mr. Dubin is an “audit committee financial expert” within the meaning of SEC regulations and the applicable rules of the Nasdaq Capital Market. The Audit Committee’s responsibilities include:

•        appointing, approving the compensation of, and assessing the qualifications, performance and independence of our independent registered public accounting firm, and in particular the provision of additional services to each entity covered by the committee;

•        pre-approving audit and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•        reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

•        monitoring the audit of our financial statements;

•        setting policies for our hiring of employees or former employees of our independent registered public accounting firm;

•        reviewing our significant risks or exposures and assessing the steps that management has taken or should take to monitor and minimize such risks or exposures;

•        reviewing the adequacy of our internal control over financial reporting, including information system controls and security;

•        monitoring the effectiveness of our systems of internal control, internal audit and risk management for each entity covered by the committee;

•        establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

•        recommending, based upon the audit committee’s review and discussions with management and the independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;

•        monitoring our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

•        preparing the audit committee report required by the rules of the SEC to be included in our annual proxy statement;

•        reviewing all related party transactions for potential conflict of interest situations and approving all such transactions; and

•        reviewing and discussing with management and our independent registered public accounting firm our earnings releases and scripts.

Our Audit Committee operates pursuant to a charter that is available on our website at www.virpaxpharma.com under the “Governance” section. Our Audit Committee met four times in 2021.

Compensation Committee.    Our Compensation Committee consists of Dr. Floyd, Mr. Sendrow, and Dr. Jambulingam, with Dr. Floyd serving as the Chairman of the Compensation Committee. Our Board has determined that the three directors currently serving on our Compensation Committee are independent under the applicable listing standards of the Nasdaq Capital Market, are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act and are “outside directors” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended. The compensation committee’s responsibilities include:

•        reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer, the officers who report directly to the chief executive officer and all officers who are “insiders” subject to Section 16 of the Exchange Act;

•        evaluating the performance of our chief executive officer and such other officers in light of such corporate goals and objectives and determining and approving, or recommending to our Board for approval, the compensation of our chief executive officer and such other officers;

•        appointing, compensating and overseeing the work of any compensation consultant, legal counsel or other advisor retained by the compensation committee;

•        conducting the independence assessment outlined in the listing standards of the Nasdaq Capital Market with respect to any compensation consultant, legal counsel or other advisor retained by the compensation committee;

•        annually reviewing and reassessing the adequacy of the committee charter;

•        reviewing and establishing our overall management compensation and our compensation philosophy and policy;

•        overseeing and administering our equity compensation and other compensatory plans;

•        reviewing and approving our equity and incentive policies and procedures for the grant of equity-based awards and approving the grant of such equity-based awards;

•        reviewing and making recommendations to our Board with respect to non-employee director compensation; and

•        producing a report, if required, on executive compensation to be included in our annual proxy statement or Annual Report on Form 10-K.

Our Compensation Committee operates pursuant to a charter that is available on our website at www.virpaxpharma.com under the “Governance” section. Our Compensation Committee met one time in 2021.

Nominating and Corporate Governance Committee.    Our nominating and corporate governance committee consists of Dr. Jambulingam, Mr. Sendrow, and Dr. Floyd, with Dr. Jambulingam serving as Chairman of the committee. Our Board has determined that Dr. Jambulingam is “independent” as defined in the applicable rules of the Nasdaq Capital Market. The nominating and corporate governance committee’s responsibilities include:

•        establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholder;

•        identifying individuals qualified to become members of our Board;

•        recommending to our Board the persons to be nominated for election as directors and to each of our Board’s committees;

•        developing and recommending to our Board a set of corporate governance principles;

•        articulating to each director what is expected, including reference to the corporate governance principles and directors’ duties and responsibilities;

•        reviewing and recommending to our Board practices and policies with respect to directors;

•        reviewing and recommending to our Board the functions, duties and compositions of the committees of our Board;

•        reviewing and assessing the adequacy of the committee charter and submitting any changes to our Board for approval;

•        considering and reporting to our Board any questions of possible conflicts of interest of Board’s members;

•        providing for new director orientation and continuing education for existing directors on a periodic basis;

•        performing an evaluation of the performance of the committee; and

•        overseeing the evaluation of our Board.

Our Nominating and Corporate Governance Committee operates pursuant to a charter that is available on our website at www.virpaxpharma.com under the “Governance” section. Our Nominating and Corporate Governance Committee met one time in 2021.

Science and Technology Committee.    Our Science and Technology Committee consists of Dr. Floyd and Dr. Jambulingam, with Dr. Floyd serving as the Chairman of the committee. Our Science and Technology Committee is responsible for, among other things:

•        reviewing, evaluating and reporting to the Board regarding the performance of the research and development leaders in achieving long-term strategic goals and objectives and the quality and direction of our biopharmaceutical research and development;

•        identifying and discussing significant emerging science and technology issues and trends;

•        determining whether there is sufficient and ongoing external review from world-class experts across both research and development, pertaining to our therapeutic areas;

•        evaluating the soundness/risk associated with the technologies in which we are investing our research and development efforts;

•        periodically reviewing our overall patent strategies.

Our Science and Technology Committee operates pursuant to a charter that is available on our website at www.virpaxpharma.com under the “Governance” section. Our Science and Technology Committee did not meet in 2021.

Director Nominations Process

The Nominating and Corporate Governance Committee is responsible for recommending candidates to serve on our Board and its committees. In considering whether to recommend any particular candidate to serve on the Board or its committees or for inclusion in the Board’s slate of recommended director nominees for election at an annual meeting of stockholders, the Nominating and Corporate Governance Committee may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other Board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race and ethnicity; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

We do not have a formal policy with regard to the consideration of diversity in identifying director nominees. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

In identifying prospective director candidates, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board, management, stockholders and other sources, including third party recommendations. The Nominating and Corporate Governance Committee also may, but need not, retain a search firm in order to assist it in identifying candidates to serve as directors of the Company. The Nominating and Corporate Governance Committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the Nominating and Corporate Governance Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness. In connection with its annual recommendation of a slate of nominees, the Nominating and Corporate Governance Committee also may assess the contributions of those directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board.

Each of the director nominees to be elected at the Annual Meeting was evaluated in accordance with our standard review process for director candidates in connection with their initial appointment and their nomination for election at the Annual Meeting. When considering whether the directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on the information discussed in each of the member’s biographical information set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. This process resulted in the Board’s nomination of the incumbent directors named in this Proxy Statement and proposed for election by you at the Annual Meeting.

Stockholder nominations for directorships

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names and background to the Secretary of the Company at the address set forth below under “Stockholder Communications” in accordance with the provisions set forth in our bylaws. All such recommendations will be forwarded to the Nominating and Corporate Governance

Committee, which will review and only consider such recommendations if appropriate biographical and other information is provided, including, but not limited to, the items listed below, on a timely basis. All security holder recommendations for director candidates must be received by the Company in the timeframe(s) set forth under the heading “Stockholder Proposals” below. Stockholders who wish to recommend a candidate for nomination should contact our Secretary in writing and provide the following information:

•        the name and address of record of the security holder;

•        a representation that the security holder is a record holder of the Company’s securities, or if the security holder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934;

•        the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate;

•        a description of the qualifications and background of the proposed director candidate and a representation that the proposed director candidate meets applicable independence requirements;

•        a description of any arrangements or understandings between the security holder and the proposed director candidate; and

•        the consent of the proposed director candidate to be named in the proxy statement relating to the Company’s annual meeting of stockholders and to serve as a director if elected at such annual meeting.

Assuming that appropriate information is provided for candidates recommended by stockholders, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board or other persons, as described above and as set forth in its written charter.

Board Leadership Structure and Role in Risk Oversight

Our chief executive officer and Chairman positions are held by Anthony P. Mack. Mr. Mack currently beneficially owns approximately 25% of the voting power of our common stock (including shares beneficially owned by Virpax Pharmaceuticals LLC, an entity of which Mr. Mack is managing member). Periodically, our Board assesses these roles and the Board’s leadership structure to ensure the interests of Virpax and our stockholders are best served. Our Board has determined that its current leadership structure is appropriate. Anthony P. Mack, as one of our founders and as our chief executive officer and Chairman, has extensive knowledge of all aspects of Virpax, our business and risks.

While management is responsible for assessing and managing risks to Virpax, our Board is responsible for overseeing management’s efforts to assess and manage risk. This oversight is conducted primarily by our full Board, which has responsibility for general oversight of risks, and standing committees of our Board. Our Board satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our company. Our Board believes that full and open communication between management and the Board is essential for effective risk management and oversight.

Stockholder Communications

Our Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, the Secretary of the Company is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the Board as he considers appropriate.

Communications from stockholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board than communications regarding personal grievances, ordinary business matters, and matters as to which the Company tends to receive repetitive or duplicative communications.

Stockholders who wish to send communications to the Board should address such communications to: The Board of Directors, Virpax Pharmaceuticals, Inc., 1055 Westlakes Drive, Suite 300 Berwyn, PA 19312 Attention: Secretary. Our Secretary will forward the communication to the appropriate director or directors.

Code of Business Conduct and Ethics

We have adopted written code of business conduct and ethics (“Code of Ethics”) that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on our website at www.virpaxpharma.com. We intend to disclose future amendments to certain provisions of our code of business conduct and ethics, or waivers of such provisions applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and our directors, on our website identified above or in filings with the SEC.

Anti-Hedging Policy

Under the terms of our insider trading policy, we prohibit each officer, director and employee, and each of their family members and controlled entities, from engaging in certain forms of hedging or monetization transactions. Such transactions include those, such as zero-cost collars and forward sale contracts, that would allow them to lock in much of the value of their stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock, and to continue to own the covered securities but without the full risks and rewards of ownership.

Limitation of Directors Liability and Indemnification

We have entered into indemnification agreements with each of our current directors and executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. We also intend to enter into indemnification agreements with our future directors and executive officers.

EXECUTIVE OFFICERS

The following table sets forth certain information regarding our current executive officers:

Name of Individual	Age	Position(s) Held With Virpax	Serving in Position Since
Anthony Mack	60	Chief Executive Officer (Principal Executive Officer) and Chairman of the Board of Directors, Class III Director	2017
Jeffrey Gudin	56	Executive Vice President, Chief Medical Officer, and Class III Director	2017
Christopher M. Chipman	49	Chief Financial Officer (Principal Financial and Accounting Officer) and Corporate Secretary	2020

Our executive officers are elected by, and serve at the discretion of, our Board. The business experience for the past five years, and in some instances, for prior years, of each of our executive officers is as follows:

Anthony Mack, MBA, Chief Executive Officer (Principal Executive Officer) and Chairman of the Board of Directors, Class III Director

Mr. Mack became a director and our Chairman of the Board and Chief Executive Officer in May 2017. For Mr. Mack’s biography, please see the section above entitled “Class III Directors Continuing in Office until the 2024 Annual Meeting.”

Jeffrey Gudin, MD, Executive Vice President, Chief Medical Officer, and Class III Director

Dr. Gudin became an Executive Vice President, and our Chief Medical Officer in January 2017. For Dr. Gudin’s biography, please see the section above entitled “Class III Directors Continuing in Office until the 2024 Annual Meeting.”

Christopher M. Chipman, CPA, Chief Financial Officer (Principal Financial and Accounting Officer) and Corporate Secretary

Mr. Chipman became our Chief Financial Officer in May 2020. Mr. Chipman has more than 20 years of public and private accounting experience. Since November 2000, Mr. Chipman has been a managing member of Chipman & Chipman, LLC, a consulting firm that assists public companies with the preparation of periodic reports required to be filed with the Securities and Exchange Commission and compliance with Section 404 of the Sarbanes Oxley Act of 2002. Mr. Chipman is a CPA and was Chief Financial Officer and Secretary of Capital Gold Corporation from March 2006 to June 2011. Capital Gold Corporation was a publicly held gold production and exploration company, until its acquisition by AuRico Gold, Inc. (formerly, Gammon Gold). From July 1996 to August 1998, Mr. Chipman was a senior accountant with the accounting firm of Grant Thornton LLP and from August 1998 to March 2000 he was a Senior Financial Analyst for GlaxoSmithKline. Prior to that, from July 1994 to July 1996, he was an Audit Examiner for Wells Fargo Corporation. Mr. Chipman received a B.A. in Economics from Ursinus College in 1994.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table presents information regarding the total compensation awarded to, earned by, or paid to our chief executive officer, chief financial officer and the most highly-compensated executive officer (other than the chief executive officer and chief financial officer) who were serving as executive officers as of December 31, 2021 and December 31, 2020 for services rendered in all capacities to us for the years ended December 31, 2021 and December 31, 2020. These individuals are our named executive officers for 2021. We had no other executive officers in 2021 and 2020.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)		Total ($)
Anthony Mack	2021	375,000	225,000	—	158,000	(1)	758,000
Chief Executive Officer	2020	375,000	—	—	230,000	(1)	605,000
Jeffrey Gudin, MD	2021	100,000	45,000	—	158,000	(1)	303,000
Executive VP, Chief Medical Officer	2020	—	—	—	173,000	(1)	173,000
Christopher Chipman(2)	2021	236,000	100,000	—	79,000	(1)	415,000
Chief Financial Officer	2020	48,000	—	—	228,000	(1)	276,000

____________

(1)      Amounts reflect the full grant date fair value of Stock Options granted during the years ended December 31, 2021 and 2020 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of the option awards in Note 8 to our financial statements included in Annual Report on Form 10-K.

(2)      Amounts reflect consulting fees of $63,000, paid to Mr. Chipman pursuant to an independent contractor agreement and salaries and wages of $173,000, paid to Mr. Chipman pursuant to his employment agreement dated April 7, 2021.

Our Board, in consultation with our Compensation Committee, annually reviews the compensation paid to our Named Executive Officers to assess the adequacy of the compensation paid to our Named Executive Officers. Pursuant to these annual assessments, on January 31, 2022, based upon the recommendation of the Compensation Committee, our Board approved increases to the base salaries paid to our Named Executive Officers and approved cash bonus awards for each of our Named Executive Officers. These increases in compensation were based upon the Company’s and management’s performance in 2021 and were made to reflect what our Board believe to be compensation levels more commensurate with companies of similar size and development stage as the Company. Based on these assessments, Mr. Mack, Mr. Chipman and Mr. Gudin were awarded bonuses of $225,000, $100,000 and $45,000, respectively. In addition, pursuant to the employment agreements with each of our Named Executive Officers, Mr. Mack’s base salary was increased to $475,000 per year, Mr. Chipman’s base salary was increased to $300,000 per year, and Dr. Gudin’s base salary was increased to $157,500 per year.

On January 31, 2022, based upon the recommendation of the Compensation Committee, our Board approved an equity award to the Company’s officers and employees based upon the Company’s and management’s performance in 2021. The options, other than Mr. Mack’s, have an exercise price of $2.13 per share, the fair market value of the common stock on January 31, 2021, the date of grant. Mr. Mack’s options have an exercise price of $2.34 per share, which represents 110% of the fair market value on January 31, 2022. The options granted to the officers and employees will vest equally over a three-year period beginning on the one-year anniversary of the grant date and have a ten-year expiration date.

Employment Agreements with Our Named Executive Officers

Mr. Mack.

On September 18, 2018, we entered into an employment agreement with Mr. Mack, as amended (the “Mack Employment Agreement”). The term of the Mack Employment Agreement initiated upon the commencement of the agreement and terminates upon either death, disability, for cause, for good reason, or for other reasons by us or Mr. Mack. Under the Mack Employment Agreement, Mr. Mack is paid an annual base salary of $375,000, subject to annual increases at the discretion of the Board and an annual performance bonus targeted at an amount equal to 50% of his base salary based on the achievement of our corporate objectives and Mr. Mack’s individual performance metrics, in each case as established by the Board in consultation with Mr. Mack. Upon the recommendation of the Compensation Committee and in consultation with Mr. Mack, the Board may award Mr. Mack an annual bonus in excess of the targeted amount. Mr. Mack’s annual base salary was increased to $475,000 on January 31, 2022. The Mack Employment Agreement may be terminated by us immediately upon written notice to Mr. Mack, or by Mr. Mack upon 30 days’ notice provided to us. Concurrent with the execution of his employment agreement, we and Mr. Mack agreed to an executive confidentiality agreement (the “Executive Confidentiality Agreement”) that contains standard non-disclosure and non-competition provisions. In the event we terminate the Mack Employment Agreement other than for cause, or Mr. Mack terminates the employment agreement for good reason, we will pay him the then effective base salary for a period of twelve months following the effective date of the termination. However, payment of the effective base salary is subject to the execution of a release of claims and the compliance by Mr. Mack with such release and all terms and provisions of the employment agreement and Executive Confidentiality Agreement that survive the termination of Mr. Mack’s employment.

Mr. Mack elected to forgo his salary and defer his compensation through March 2021. Upon the closing of our underwritten public offering in September 2021, we paid to Mr. Mack $1,051,875 in deferred compensation due to him under the Mack Employment Agreement.

Dr. Gudin

On April 15, 2021, we entered into an employment agreement with Dr. Gudin, as amended (the “Gudin Employment Agreement”). The Gudin Employment Agreement provides for Dr. Gudin to continue to serve as our Executive Vice President and Chief Medical Officer reporting to our Chief Executive Officer and provides for an annual base salary of $150,000, subject to annual increases at the discretion of the Board. Dr. Gudin’s annual base salary was increased to $157,500 on January 31, 2022. Under the Gudin Employment Agreement, Dr. Gudin is eligible for an annual bonus with a target amount of 30% of his base salary, which will be awarded by our Board in its sole discretion based on the achievement of the Company and Dr. Gudin of corporate and personal performance metrics established by the Board on an annual basis. Upon the recommendation of the Compensation Committee and in consultation with Dr. Gudin, the Board may award Dr. Gudin an annual bonus in excess of the targeted amount. To receive any bonus, Dr. Gudin must be employed by the Company at the time of payment. Dr. Gudin may also receive, in the discretion of the Board, equity awards under the 2017 Plan or any other equity incentive plan that the Company may adopt in the future. Dr. Gudin will also be eligible to receive other customary benefits described in the Gudin Employment Agreement.

We may terminate the Gudin Employment Agreement upon written notice to Dr. Gudin in the event of Disability (as defined in the Gudin Employment Agreement), in which event we would have no further obligations under the Gudin Employment Agreement, except for any Accrued Obligations (as defined in the Gudin Employment Agreement) and any portion of an earned annual bonus which remains unpaid at the time of termination. We may also terminate the Gudin Employment Agreement for Cause (as defined in the Gudin Employment Agreement) immediately upon providing written notice of such termination to Dr. Gudin. If we terminate the Gudin Employment Agreement for Cause, we would have no further obligation under the Gudin Employment Agreement, except for any Accrued Obligations due. We may terminate the Gudin Employment Agreement without Cause immediately upon written notice of termination to Dr. Gudin. If we terminate the Gudin Employment Agreement without Cause, in addition to any Accrued Obligations due, Dr. Gudin is entitled to receive (i) severance payments in an amount equal to Dr. Gudin’s base salary for a period of six months after the effective date of the termination and (ii) reimbursement of medical insurance premiums until the earlier of (1) six months or (2) the date Dr. Gudin becomes eligible for medical benefits through another employer, subject to certain conditions.

Dr. Gudin may terminate his agreement for Good Reason (as defined in the Gudin Employment Agreement) upon providing written notice of such termination to us. If Dr. Gudin terminates his employment for Good Reason, Dr. Gudin will be entitled to receive the same payments and benefits on the same terms and conditions as would be applicable upon termination by us without Cause.

If the Gudin Employment Agreement is terminated by Dr. Gudin for Good Reason or by us without Cause (other than on account of Dr. Gudin’s death or Disability), in each case within twelve months following a Change in Control (as defined in the Gudin Employment Agreement), Dr. Gudin will be entitled to receive the Accrued Obligations and, subject to Dr. Gudin’s compliance with the terms of the Gudin Employment Agreement, Dr. Gudin will be entitled to receive the following: (i) a lump sum payment equal to two times the sum of Dr. Gudin’s base salary for the year in which the termination date occurs (or if greater, the year immediately preceding the year in which the Change in Control occurs), (ii) a lump sum payment equal to two times the sum of Dr. Gudin’s cash bonus for the calendar year in which the termination date occurs (or if greater, the year in which the Change in Control occurs), and (iii) accelerated vesting of any award granted to Dr. Gudin under the 2017 Plan.

The Gudin Employment Agreement has a term of three years from the effective date. In connection with his entry into the Gudin Employment Agreement, Dr. Gudin entered into a customary Confidential Disclosure Invention Assignment Agreements with us.

Mr. Chipman

On April 7, 2021, we entered into an employment agreement with Christopher Chipman, as amended (the “Chipman Employment Agreement”). The Chipman Employment Agreement provides for Mr. Chipman to continue to serve as the Company’s Chief Financial Officer reporting to the Company’s Chief Executive Officer and provides for an annual base salary of $250,000, subject to annual increases at the discretion of the Board. Mr. Chipman’s annual base salary was increased to $300,000 on January 31, 2022. Under the Chipman Employment Agreement, Mr. Chipman is eligible for an annual bonus with a target amount equal to 30% of his base salary, which will be awarded by our Board in its sole discretion based on the achievement of the Company and Mr. Chipman of corporate and personal performance metrics established by the Board on an annual basis. Upon the recommendation of the Compensation Committee and in consultation with Mr. Chipman, the Board may award Mr. Chipman an annual bonus in excess of the targeted amount. To receive any bonus, Mr. Chipman must be employed by the Company at the time of payment. Mr. Chipman may also receive, in the discretion of the Board, equity awards under the 2017 Plan, or any other equity incentive plan that the Company may adopt in the future. Mr. Chipman will also be eligible to receive other customary benefits described in the Chipman Employment Agreement.

We may terminate the Chipman Employment Agreement upon written notice to Mr. Chipman in the event of Disability (as defined in the Chipman Employment Agreement), in which event the Company would have no further obligations under the Chipman Employment Agreement, except for any Accrued Obligations (as defined in the Chipman Employment Agreement) and any portion of an earned annual bonus which remains unpaid at the time of termination. We may also terminate the Chipman Employment Agreement for Cause (as defined in the Chipman Employment Agreement) immediately upon providing written notice of such termination to Mr. Chipman. If we terminate the Chipman Employment Agreement for Cause, we would have no further obligation under the Chipman Employment Agreement, except for any Accrued Obligations due. We may terminate the Chipman Employment Agreement without Cause immediately upon written notice of termination to Mr. Chipman. If we terminate the Chipman Employment Agreement without Cause, in addition to any Accrued Obligations due, Mr. Chipman is entitled to receive (i) severance payments in an amount equal to Mr. Chipman’s base salary for a period of six months after the effective date of the termination and (ii) reimbursement of medical insurance premiums until the earlier of (1) six months or (2) the date Mr. Chipman becomes eligible for medical benefits through another employer, subject to certain conditions.

Mr. Chipman may terminate his agreement for Good Reason (as defined in the Chipman Employment Agreement) upon providing written notice of such termination to us. If Mr. Chipman terminates his employment for Good Reason, Mr. Chipman will be entitled to receive the same payments and benefits on the same terms and conditions as would be applicable upon termination by us without Cause.

If the Chipman Employment Agreement is terminated by Mr. Chipman for Good Reason or by us without Cause (other than on account of Mr. Chipman’s death or Disability), in each case within twelve months following a Change in Control (as defined in the Chipman Employment Agreement), Mr. Chipman will be entitled to receive the Accrued Obligations and, subject to Mr. Chipman’s compliance with the terms of the Chipman Employment Agreement, Mr. Chipman will be entitled to receive the following: (i) a lump sum payment equal to two times the sum of Mr. Chipman’s base salary for the year in which the termination date occurs (or if greater, the year immediately preceding the year in which the Change in Control occurs), (ii) a lump sum payment equal to two times the sum of Mr. Chipman’s cash bonus for the calendar year in which the termination date occurs (or if greater, the year in which the Change in Control occurs), and (iii) accelerated vesting of any award granted to Mr. Chipman under the 2017 Plan.

The Chipman Employment Agreement has a term of three years from the effective date. In connection with his entry into the Chipman Employment Agreement, Mr. Chipman entered into a customary Confidential Disclosure Invention Assignment Agreements with the Company.

Severance subject to release of claims.

Our obligation to provide an executive with severance payments and other benefits under each executive’s employment or consulting agreement, as applicable, is conditioned on the executive signing (and not subsequently revoking) an effective release of claims in favor of us.

Outstanding Equity Awards at Fiscal Year End

The following table summarizes, for each of the named executive officers, the number of shares of common stock underlying outstanding Stock Options held as of December 31, 2021.

Name	Option Awards		Option Exercise Price ($)	Option Expiration Date
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable
Anthony Mack	20,225	—	9.89	5/18/2029
Chief Executive Officer	40,450	—	9.89	5/22/2030
	—	50,000	4.62	4/07/2031
Jeffrey Gudin, MD	15,169	—	9.89	5/18/2029
Chief Medical Officer	30,338	—	9.89	5/22/2030
	—	50,000	4.62	4/07/2031
Christopher Chipman	38,765	1,685	9.89	5/01/2030
Chief Financial Officer	—	25,000	4.62	4/07/2031

We did not engage in any repricings or other modifications or cancellations to any of our named executive officers’ outstanding option awards during the year ended December 31, 2021.

DIRECTOR COMPENSATION

Director Compensation Table – 2021

The following table sets forth information concerning the compensation paid to our directors during the year ended December 31, 2021.

Name	Cash Awards ($)	Option Awards ($)(1)	Total ($)
Eric Floyd, PhD(2)	$7,500	$34,000	$41,500
Jerrold Sendrow, CFP(3)	$7,500	$31,000	$38,500
Thani Jambulingam, PhD(4)	$7,500	$31,000	$38,500
Vanila M. Singh, MD(5)	$7,500	$25,000	$32,500
Gary S. Jacob, PhD(6)	$7,500	$40,000	$47,500
Michael F. Dubin(7)	$7,500	$55,000	$62,500
Gerald Bruce(8)	$—	$—	$—

____________

(1)      Amounts reflect the full grant date fair value of Stock Options granted during 2021 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual.

(2)      On April 7, 2021, Dr. Floyd was granted an option to purchase 11,216 shares of common stock with an exercise price of $4.62 per share. This option will fully vest on the first anniversary of the original grant date and has a term of ten years.

(3)      On April 7, 2021, Mr. Sendrow was granted an option to purchase 10,205 shares of common stock with an exercise price of $4.62 per share. This option will fully vest on the first anniversary of the original grant date and has a term of ten years.

(4)      On April 7, 2021, Dr. Jambulingam was granted an option to purchase 10,205 shares of common stock with an exercise price of $4.62 per share. This option will fully vest on the first anniversary of the original grant date and has a term of ten years.

(5)      On April 7, 2021, Dr. Singh was granted an option to purchase 8,183 shares of common stock with an exercise price of $4.62 per share. This option will fully vest on the first anniversary of the original grant date and has a term of ten years.

(6)      On April 7, 2021, Dr. Jacob was granted an option to purchase 13,183 shares of common stock with an exercise price of $4.62 per share. This option will fully vest on the first anniversary of the original grant date and has a term of ten years.

(7)      On July 26, 2021, Mr. Dubin was granted an option to purchase 20,225 shares of common stock with an exercise price of $4.32 per share. This option will fully vest on the first anniversary of the original grant date and has a term of ten years.

(8)      Mr. Bruce was appointed to the Board on July 26, 2021. Mr. Bruce serves as our Executive Vice President, Commercial Operations, and is compensated pursuant to a consulting agreement entered into between us and Mr. Bruce. During the year ended December 31, 2021, he was not compensated for his service on our Board.

Non-Employee Director Compensation Policy

The 2017 Plan includes a director compensation policy applicable to our Non-Employee Directors. This policy provides for:

•        On January 1 of each year, each then serving Non-Employee Director of the Board shall be automatically granted that number of Stock Options having a value of $25,000 calculated on the grant date in accordance with the Black-Scholes option pricing model and shall be exercisable as to 100% of Stock Option on the first anniversary of the grant date. These Stock Options have a term of ten years and shall have an exercise price equal to 100% of the fair market value of a share of common stock on the date of grant.

•        On January 1 of each year, each then serving member of the Science and Technology Committee shall be automatically granted Stock Options to purchase 2,022 shares of common stock. These Stock Options have a term of ten years and shall have an exercise price equal to 100% of the fair market value of a share of common stock on the date of grant.

•        On January 1 of each year, the Chair of the Science and Technology Committee shall be granted Stock Options to purchase an additional 3,033 shares of common stock. These Stock Options have a term of ten years and shall have an exercise price equal to 100% of the fair market value of a share of common stock on the date of grant.

All options granted under this policy are granted pursuant to the 2017 Plan. Further, the 2017 Plan provides for the granting of an option to purchase 20,225 shares of our common stock upon the initial appointment to our Board for each non-employee director.

In addition, our non-employee directors receive a cash payment $40,000 per year.

On January 1, 2022, our Board approved the grant of options to each of our non-employee directors pursuant to the above policy. Options to purchase an aggregate of 77,601 shares of our common stock were made, with all grants being made under the 2017 Plan. The options have an exercise price of $3.43 per share, the fair market value of our common stock on January 31, 2022, the date of grant, will vest upon the one-year anniversary of the grant date and have a ten-year expiration date.

Equity Compensation Plan Information

2017 Equity Incentive Plan

The following table provides information with respect to our compensation plans under which equity compensation was authorized as of December 31, 2021.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a) (c)(2)
Equity compensation plans approved by security holders(1)	669,067	$7.75	294,990
Equity compensation plans not approved by security holders	—	$—	—
Total	669,067		$294,990

____________

(1)      The amounts shown in this row include securities under the 2017 Plan.

(2)      In accordance with the “evergreen” provision in the 2017 Plan, an additional 702,903 shares were automatically made available for issuance on the first day of 2022, which represents 6% of the number of shares outstanding on December 31, 2021; these shares are excluded from this calculation.

REPORT OF THE AUDIT COMMITTEE*

The undersigned members of the Audit Committee of the Board of Directors of Virpax Pharmaceuticals, Inc. (the “Company”) submit this report in connection with the committee’s review of the financial reports for the fiscal year ended December 31, 2021 as follows:

1.      The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended December 31, 2021.

2.      The Audit Committee has discussed with representatives of EisnerAmper LLP, the independent public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Commission.

3.      The Audit Committee has discussed with EisnerAmper LLP, the independent public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board.

In addition, the Audit Committee considered whether the provision of non-audit services by EisnerAmper LLP is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the Securities and Exchange Commission.

Audit Committee of Virpax Pharmaceuticals, Inc.

Jerrold Sendrow, Chairman

Eric Floyd

Thani Jambulingham

Michael F. Dubin

____________

*        The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of May 31, 2022 by:

•        each of our stockholders who is known by us to beneficially own 5% or more of our common stock;

•        each of our named executive officers;

•        each of our directors; and

•        all of our directors and current officers as a group.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. Applicable percentage ownership is based on 11,714,725 shares of common stock outstanding as of May 31, 2022. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to the exercise of options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of May 31, 2022 are counted as outstanding. Unless noted otherwise, the address of all listed stockholder is 1055 Westlakes Drive, Suite 300, Berwyn, PA 19312. Each of the stockholder listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Beneficial ownership representing less than 1% is denoted with an asterisk (*).

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned
5% Stockholders
Virpax Pharmaceuticals, LLC	2,730,438	(1)	23.3%
Sabby Management, LLC	1,005,156	(13)	8.6%
Kepos Capital LP	750,000	(14)	6.4%
Executive Officers and Directors Other Than 5% or Greater Stockholders
Anthony Mack	329,904	(1)(2)	2.8%
Jeffrey Gudin, MD	69,758	(3)	*
Gerald Bruce	109,214	(4)	*
Christopher Chipman	48,783	(5)(6)	*
Eric Floyd, PHF	58,571	(7)	*
Jerrold Sendrow, CFP	52,480	(8)	*
Thani Jambulingam, PhD	43,575	(9)	*
Gary Jacob, PhD	36,908	(10)	*
Vanila Singh, MD, MACM	28,408	(11)	*
Michael F. Dubin	—	(12)	*
Directors and Officers as a Group (10 persons)	3,499,060		28.7%

____________

*        Less than 1%

(1)      Anthony Mack, our Chief Executive Officer, and Jeffrey Gudin, our Executive Vice President and Chief Medical Officer, are the members of Virpax Pharmaceuticals, LLC. Due to Mr. Mack’s ownership of 88.8888% of the outstanding member units of Virpax Pharmaceuticals, LLC, he may be deemed to have sole voting and dispositive control over the shares of our common stock held by Virpax Pharmaceuticals, LLC. As a result, Mr. Mack may be deemed to beneficially own the shares of our common stock held by Virpax Pharmaceuticals, LLC.

(2)      Includes 176,812 shares of common stock held by Mr. Mack and his spouse and 77,342 shares of common stock held by Mr. Mack issuable upon exercise of Stock Options that are exercisable within 60 days of May 31, 2022. Does not include 94,009 shares of common stock issuable upon exercise of Stock Options that are not exercisable within 60 days of May 31, 2022.

(3)      Includes 7,584 shares of common stock owned by Mr. Gudin and his spouse. Also, includes 62,174 shares of common stock issuable upon exercise of Stock Options that are exercisable within 60 days of May 31, 2022. Does not include 94,009 shares of common stock issuable upon exercise of Stock Options that are not exercisable within 60 days of May 31, 2022.

(4)      Includes 4,045 shares of common stock and 105,169 shares of common stock issuable upon exercise of Stock Options that are exercisable within 60 days of May 31, 2022.

(5)      The shares of common stock are held by Chipman & Chipman LLC, a consulting firm of which Mr. Chipman is the Managing Member. As a result, Mr. Chipman has the sole voting and dispositive control over the shares of our common stock held by Chipman & Chipman LLC. As a result, Mr. Chipman may be deemed to beneficially own the shares of our common stock held by Chipman & Chipman LLC.

(6)      Includes 48,783 shares of common stock issuable upon exercise of Stock Options exercisable within 60 days of the date of May 31, 2022. Does not include 77,343 shares of common stock issuable upon exercise of Stock Options that are not exercisable within 60 days of May 31, 2022.

(7)      Includes 8,018 shares of common stock, and 50,553 shares of common stock issuable upon exercise of Stock Options exercisable within 60 days of May 31, 2022. Does not include 15,124 shares of common stock issuable upon exercise of Stock Options that are not exercisable within 60 days of May 31, 2022.

(8)      Includes 9,006 shares of common stock and 43,474 shares of common stock issuable upon exercise of Stock Options exercisable within 60 days of May 31, 2022. Does not include 12,091 shares of common stock issuable upon exercise of Stock Options that are not exercisable within 60 days of May 31, 2022.

(9)      Includes 100 shares of common stock and includes 43,475 shares of common stock issuable upon exercise of Stock Options exercisable within 60 days of May 31, 2022. Does not include 14,113 shares of common stock issuable upon exercise of Stock Options that are not exercisable within 60 days of May 31, 2022.

(10)    Includes 3,500 shares of common stock and 33,408 shares of common stock issuable upon exercise of Stock Options that are exercisable within 60 days of May 31, 2022. Does not include 12,091 shares of common stock issuable upon exercise of Stock Options that are not exercisable within 60 days of May 31, 2022.

(11)    Includes 28,408 shares of common stock issuable upon exercise of Stock Options that are exercisable within 60 days of May 31, 2022. Does not include 12,091 shares of common stock issuable upon exercise of Stock Options that are not exercisable within 60 days of May 31, 2022.

(12)    Does not include 32,316 shares of common stock issuable upon exercise of Stock Options that are not exercisable within 60 days of May 31, 2022.

(13)    Includes shares of common stock beneficially held by Sabby Volatility Warrant Master Fund, Ltd (“Sabby Fund”). Sabby Management LLC (“Sabby Management”) serves as the investment manager to Sabby Fund. Hal Mintz indirectly owns the shares of common stock held by Sabby Fund in his capacity as manager of Sabby Management. The principal business address of both Sabby Fund and Sabby Management is 10 Mountainview Road, Suite 205, Upper Saddle River, New Jersey 07458. All information regarding Sabby Fund, Sabby Management and Mr. Mintz is based on information disclosed in a statement on Schedule 13F filed with the SEC on May 16, 2022.

(14)    The principal business address of Kepos Capital LP is 11 Times Square, 35th Floor, New York, New York 10036 All information regarding Kepos Capital LP is based on information disclosed in a statement on Schedule 13F filed with the SEC on May 13, 2022.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive, officers, and persons who are beneficial owners of more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us, and written representations that no other reports were required during the fiscal year ended December 31, 2021, all reports required to be filed under Section 16(a) were filed on a timely basis, except that a Form 4 for Thani Jambulingam was inadvertently not timely filed for a transaction which occurred on February 17, 2021.

Transactions with Related Persons

The following includes a summary of transactions since January 1, 2020 to which we have been a party in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets as of December 31, 2021 and 2020, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive and Director Compensation.” We also describe below certain other transactions with our directors, executive officers, and stockholder.

Independent Contractor Agreement with Chipman & Chipman

On May 1, 2020, we entered into an Independent Contractor Agreement (“Contractor Agreement”) with Chipman & Chipman, LLC (“C&C”), whereby C&C will provide us with consulting and advisory services typically provided by a Chief Financial Officer of a company of our size and stage of development. The engagement term is for 1 year, for a fee equal to $6,000 per month. Our Chief Financial Officer, Christopher Chipman, is the managing director of C&C, and was appointed as our CFO pursuant to the Contractor Agreement. Pursuant to the Contractor Agreement, upon the closing of our initial public offering, we paid C&C an amount equal to $6,000 per each month C&C provided services under the agreement at the time of the closing of our initial public offering, which was equal to $57,000. Upon the signing of the Contractor Agreement, pursuant to the 2017 Plan we granted to C&C an option exercisable for 40,450 shares of our common stock, with 10,112 shares vesting upon the grant date, 20,225 shares vesting upon closing of our initial public offering, and the remaining 10,113 shares vesting on the first anniversary of the closing of our initial public offering.

Promissory Notes Executive Officers

From October 2018 to January 2021, we entered into three promissory notes with our Chief Executive Officer, Anthony Mack, and one promissory note with our Chief Financial Officer, Christopher Chipman. All four promissory notes with our executive officers have been repaid in full with proceeds from our initial public offering in February 2021.

Indemnification Agreements

We have entered into indemnification agreements with all of our directors and named executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. We also intend to enter into indemnification agreements with our future directors and executive officers.

Policies and Procedures for Related Party Transactions

Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets as of December 31, 2021 and 2020 and a related person had, has or will have a direct or indirect material interest, including without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked with considering all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. All of the transactions described in this section occurred prior to the adoption of this policy.

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PROPOSAL 2:

APPROVAL OF THE VIRPAX PHARMACEUTICALS, INC. 2022 EQUITY INCENTIVE PLAN, THE RESERVATION OF 1,500,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER AND THE ROLLOVER OF ALL UNUSED SHARES OF COMMON STOCK RESERVED UNDER THE COMPANY’S 2017 STOCK OPTION AND INCENTIVE PLAN, AS AMENDED AND RESTATED

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At the Annual Meeting, our stockholders are being asked to approve the Virpax Pharmaceuticals, Inc. 2022 Equity Incentive Plan (the “2022 Plan”), to authorize 1,500,000 shares of common stock for issuance thereunder, and to approve the rollover of all unused shares of common stock reserved under our 2017 Plan and shares from outstanding awards that are canceled or forfeited under the 2017 Plan for issuance under the 2022 Plan. The following description of the principal terms of the 2022 Plan is a summary and is qualified in its entirety by the full text of the 2022 Plan, which is attached as Appendix A to this proxy statement. This summary does not purport to be a complete description of all the provisions of the 2022 Plan.

Introduction

On June 14, 2022, our board of directors adopted the 2022 Plan, subject to stockholder approval, to replace our 2017 Plan. If approved, no new grants of awards will be made under our 2017 Plan and all new grants of awards will be made under the 2022 Plan.

The 2022 Plan will enable us to continue to provide equity and equity-based awards to eligible employees, officers, non-employee directors and other individual service providers by reserving 1,500,000 shares of our common stock for issuance under the 2022 Plan, subject to annual increase (like the 2017 Plan) under the 2% “evergreen” provision of the 2022 Plan (discussed further below). We believe that offering ownership interests in the Company is a key factor in retaining and recruiting employees, officers, non-employee directors and other individual service providers, and aligning and increasing their interests in our success.

As of May 31, 2022, 1,187,872 shares of our common stock remained available for future issuance under the 2017 Plan (not counting potential future increases under the 2017 Plan’s evergreen provision). We estimate that with the shares of common stock reserved under the 2022 Plan, and continuation of the 2% evergreen provision, we will have a sufficient number of shares of common stock to cover issuances under the 2022 Plan through the end of 2025.

The 2022 Plan (which is summarized below) is substantially similar to the 2017 Plan, except for (i) the increase in shares of common stock reserved for issuance as discussed above, and (ii) the elimination of annual limitations on grants of awards to eligible individuals and certain other provisions which had been included in the 2017 Plan in order to satisfy (now repealed) provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Approval of the 2022 Plan by our stockholders is required, among other things, in order to: (i) comply with NASDAQ rules requiring stockholder approval of equity compensation plans and (ii) allow the grant to eligible employees of options that qualify as “incentive Stock Options” (“ISOs”) under Section 422 of the Code. In the event that our stockholders do not approve this proposal, the 2022 Plan will not become effective and awards will continue to be made under the 2017 Plan to the extent that there are available shares of our common stock to do so.

The following is a summary of the principal features of the 2022 Plan. This summary does not purport to be a complete description of all of the provisions of the 2022 Plan and it is qualified in its entirety by reference to the full text of the 2022 Plan, a copy of which is attached to this proxy statement as Annex A hereto.

Summary of the 2022 Plan

Available Shares.

The 2022 Plan reserves an aggregate of (i) 1,500,000 shares of our common stock for the issuance of awards under the 2022 Plan (all of which may be granted as ISOs), plus (ii) an additional number of shares of common stock subject to outstanding awards under the 2017 Plan that become forfeited or canceled without payment or which are surrendered in payment of the exercise price and/or withholding taxes (collectively, the “Share Limit”). Pursuant to the 2022 Plan’s “evergreen” provision, the Share Limit shall be cumulatively increased on January 1, 2023, and on each January 1 thereafter, by 2% of the number of shares of common stock issued and outstanding on the immediately preceding December 31 or such lesser number of shares as determined by our board of directors.

In applying the aggregate share limitation under the 2022 Plan, shares of common stock (i) subject to awards that are forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or otherwise forfeited, or terminated without payment being made thereunder and (ii) that are surrendered in payment or partial payment of the exercise price of an option or stock appreciation right or taxes required to be withheld with respect to the exercise of Stock Options or stock appreciation rights or in payment with respect to any other form of award are not counted and, therefore, may be made subject to new awards under the 2022 Plan.

Administration.    The 2022 Plan will be administered by the Compensation Committee. The Compensation Committee has discretion to determine the individuals to whom awards may be granted under the 2022 Plan, the number of shares of common stock, units or other rights subject to each award, the type of award, the manner in which such awards will vest, and the other conditions applicable to awards. The Compensation Committee is authorized to interpret the 2022 Plan, to prescribe, amend and rescind any rules and regulations relating to the 2022 Plan and to make any other determinations necessary or desirable for the administration of the Plan. All interpretations, determinations and actions by the Compensation Committee are final, conclusive and binding on all parties.

As mentioned above, the Compensation Committee is specifically authorized by the Plan to reprice the exercise price of any Stock Options or stock appreciation rights granted under the 2022 Plan if the exercise price exceeds the fair market value of our common stock on the date of such repricing.

Eligibility.    Any employee, officer, director, consultant, advisor or other individual service provider of the Company or any of its subsidiaries, or any person who is determined by our Compensation Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any of its subsidiaries is eligible to participate in the 2022 Plan. As of May 31, 2022, we had six non-employee directors and approximately seven employees, including three executive officers. As of May 31, 2022, no person is eligible to participate as a result of a determination by the Compensation Committee that such person is a prospective employee, director or consultant of the Company or any of our subsidiaries. As awards under the 2022 Plan are within the discretion of the Compensation Committee, we cannot determine how many individuals in each of the categories described above will receive awards.

Automatic Stock Option Grants

The 2022 Plan provides that:

•        on January 1 of each year, each non-employee director will be granted Stock Options under the 2022 Plan to purchase 15,000 shares of our common stock.

•        each new non-employee director will be granted Stock Options under the 2022 Plan to purchase up to 25,000 shares of our common stock, as determined by the Compensation Committee, at the time the individual first becomes a director.

•        on January 1, of each year, each then serving non-Chair member of the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Science and Technology Committee shall automatically be granted Stock Options to purchase 5,000 shares of common stock under the 2022 Plan, and the Chair of the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Science and Technology Committee shall each be granted Stock Options to purchase 10,000 shares of common stock under the 2022 Plan.

All such options will become exercisable on the one-year anniversary of the date of grant.

Types of Awards.    Under the 2022 Plan, the Compensation Committee may grant nonqualified Stock Options (“NSOs”), ISOs, stock appreciation rights (“SARs”), restricted stock, stock units, performance shares, performance units, other cash-based awards and other stock-based awards. The terms of each award will be set forth in a written agreement with the recipient.

Stock Options.    The Compensation Committee will determine the exercise price and other terms for each option and whether the options will be NSOs or ISOs. The exercise price per share of each option will not be less than 100% of the closing price of the Company’s common stock on the date of grant or, if there are no trades on such date, then the closing price of a share of our common stock on the most recent date preceding the date of grant on which shares of common stock were publicly traded (or 110% of the fair market value per share in the case of ISOs granted to a ten-percent or more shareholder). However, if permissible under law and the rules of the exchange or national market system on which the Company’s common stock is listed, options to participants who are not residents of the U.S. may be granted at a price below fair market value on the date of grant. On June 10, 2022, the closing sale price of a share of our common stock reported on NASDAQ was $1.53.

ISOs may be granted only to employees and are subject to certain other restrictions. To the extent an option intended to be an ISO does not qualify as an ISO, it will be treated as a nonqualified option.

A participant may exercise an option by written notice and payment of the exercise price in cash, or, as determined by the Compensation Committee, through delivery of previously owned shares, the withholding of shares deliverable upon exercise, a cashless exercise program implemented by the Compensation Committee in connection with the 2022 Plan, and/or such other method as approved by the Compensation Committee and set forth in an award agreement. The maximum term of any option granted under the 2022 Plan is ten years from the date of grant (five years in the case of an ISO granted to a ten-percent or more shareholder). The Compensation Committee may, in its discretion, permit a holder of an NSO to exercise the option before it has otherwise become exercisable, in which case the shares of the Company’s common stock issued to the recipient will be restricted stock having analogous vesting restrictions to the unvested NSO before exercise.

No option may be exercisable for more than ten years (five years in the case of an ISO granted to a ten-percent or more shareholder) from the date of grant. Options granted under the 2022 Plan will be exercisable at such time or times as the Compensation Committee prescribes at the time of grant. No employee may receive ISOs that first become exercisable in any calendar year in an amount exceeding $100,000.

Unless an award agreement provides otherwise, if a participant’s Continuous Service (as defined in the 2022 Plan) terminates (i) by reason of his or her death or Disability (as defined in the 2022 Plan), any option held by such participant may be exercised, to the extent otherwise exercisable, by the participant or his or her estate or personal representative, as applicable, at any time in accordance with its terms for up to one year after the date of such participant’s death or termination of Continuous Service, as applicable, (ii) for Cause (as defined in the 2022 Plan), any option held by such participant will be forfeited and cancelled as of the date of termination of Continuous Service and (iii) for any reason other than death, Disability or Cause, any option held by such participant may be exercised, to the extent otherwise exercisable, up until ninety (90) days following termination of Continuous Service.

Stock Appreciation Rights.    The Compensation Committee may grant SARs independent of or in connection with an option. The Compensation Committee will determine the other terms applicable to SARs. The base price per share of each SAR will not be less than 100% of the closing price of a share of the Company’s common stock on the date of grant or, if there are no trades on such date, then the closing price of a share of the Company’s common stock on the most recent date preceding the date of grant on which shares of common stock were publicly traded. The maximum term of any SAR granted under the 2022 Plan will be ten years from the date of grant. Generally, each SAR will entitle a participant upon exercise to an amount equal to the excess of the fair market value on the exercise date of one share of our common stock over the base price, multiplied by the number of shares of common stock as to which the SAR is exercise. Payment may be made in shares of Company common stock, in cash, or partly in shares of Company common stock and partly in cash, all as determined by the Compensation Committee.

Restricted Stock and Stock Units.    The Compensation Committee may award restricted common stock and/or stock units under the 2022 Plan. Restricted stock awards consist of shares of stock that are transferred to a participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Stock units confer the right to receive shares of the Company’s common stock, cash, or a combination of shares and cash, at a future date upon or following the attainment of certain conditions specified by the Compensation Committee, subject to applicable tax withholding requirements. The Compensation Committee will determine the restrictions and conditions applicable to each award of restricted stock or stock units, which may include performance-based conditions. Unless the Compensation Committee determines otherwise at the time of grant, holders of restricted stock will have the right to vote the shares and receive all dividends and other distributions. Stock units may be granted with dividend equivalent rights.

Performance Shares and Performance Units.    The Compensation Committee may award performance shares and/or performance units under the 2022 Plan. Performance shares and performance units are awards, payable in shares of the Company’s common stock, cash or a combination thereof, which are earned during a specified time period subject to the attainment of performance goals, as established by the Compensation Committee. The Compensation Committee will determine the restrictions and conditions applicable to each award of performance shares and performance units.

Incentive Bonus Awards.    The Compensation Committee may award incentive bonus awards payable in cash or shares of common stock, as set forth in an award agreement. Incentive bonus awards may be based upon the attainment of specified levels of Company or subsidiary performance. The amount of an incentive bonus award to be paid upon the attainment of each targeted level of performance will equal a percentage of a participant’s base salary for the fiscal year, a fixed dollar amount or such other formula, as determined by the Compensation Committee. The Compensation Committee will determine the terms and conditions applicable to each incentive bonus award.

Other Stock-Based and Cash-Based Awards.    The Compensation Committee may award other types of stock-based or cash-based awards under the 2022 Plan, including the grant or offer for sale of unrestricted shares of the Company’s common stock, in such amounts and subject to such terms and conditions as the Compensation Committee determines.

Transferability.    Awards granted under the 2022 Plan will not be transferable other than by will or by the laws of descent and distribution, except that the Compensation Committee may permit NSOs, share-settled SARs, restricted stock, performance share or share-settled other stock-based awards to be transferred to family members and/or for estate planning or charitable purposes.

Adjustments to Shares.    The Share Limit, numbers of shares subject to automatic grants as described above, and other references to numbers of shares of Company common stock under the Plan are subject to adjustment in the event of a subdivision, consolidation, reorganization, recapitalization, reclassification, stock split, stock dividend, reverse stock split, or other similar change in the Company’s capitalization.

Change in Control.    The Compensation Committee may, at the time of the grant of an award, provide for the effect of a Change in Control (as defined in the 2022 Plan) on any award, including (i) accelerating or extending the time periods for exercising, vesting in, or realizing gain from any award, (ii) eliminating or modifying the performance or other conditions of an award, (iii) providing for the cash settlement of an award for an equivalent cash value, as determined by the Compensation Committee, or (iv) such other modification or adjustment to an award as the Compensation Committee deems appropriate to maintain and protect the rights and interests of participants upon or following a Change in Control. Unless otherwise provided by an award agreement, the Compensation Committee may, in its discretion and without the need for the consent of any recipient of an award, also take one or more of the following actions contingent upon the occurrence of a Change in Control: (a) cause any or all outstanding options and SARs to become immediately exercisable, in whole or in part; (b) cause any other awards to become non-forfeitable, in whole or in part; (c) cancel any option or SAR in exchange for a substitute option and/or SAR; (d) cancel any award of restricted stock, stock units, performance shares or performance units in exchange for a similar award of the capital stock of any successor corporation; (e) redeem any restricted stock for cash and/or other substitute consideration with a value equal to the fair market value of an unrestricted share of the Company’s common stock on the date of the Change in Control; or (f) terminate any award in exchange for an amount of cash and/or property equal to the amount, if any, that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the Change in Control (the “Change in Control Consideration”); provided, however that if the Change in Control Consideration with respect to any option or SAR does not exceed the exercise price of such option or SAR, the Compensation Committee may cancel the option or SAR without payment of any consideration therefor. Any such Change in Control Consideration may be subject to any escrow, indemnification and similar obligations, contingencies and encumbrances applicable in connection with the change in control to holders of the Company’s common stock. Without limitation of the foregoing, if as of the date of the occurrence of the Change in Control the Compensation Committee determines that no amount would have been attained upon the realization of the participant’s rights, then such award may be terminated by the Company without payment. The Compensation Committee may cause the Change in Control Consideration to be subject to vesting conditions (whether or not the same as the vesting conditions applicable to the award prior to the change in control) and/or make such other modifications, adjustments or amendments to outstanding Awards or the 2022 Plan as the Compensation Committee deems necessary or appropriate.

Term; Amendment and Termination.    No award may be granted under the 2022 Plan on or after the ten-year anniversary of the 2022 Plan’s adoption by the Board. The board of directors may suspend, terminate, or amend the 2022 Plan in any respect at any time, provided, however, that (i) no amendment, suspension or termination may materially impair the rights of a participant under any awards previously granted, without his or her consent, (ii) the Company shall obtain stockholder approval of any 2022 Plan amendment as required to comply with any applicable law, regulation or stock exchange rule and (iii) stockholder approval is required for any amendment to the 2022 Plan that (x) increases the number of shares of common stock available for issuance thereunder or (y) changes the persons or class of persons eligible to receive awards.

New Plan Benefits

No awards will be granted under the 2022 Plan prior to its approval by our stockholders. The grant of options and other awards under the 2022 Plan is discretionary, and we cannot determine now the number or type of options or other awards to be granted in the future to any particular person or group.

Securities Issuable Pursuant to Other Equity Compensation Plans

See the table included elsewhere in this proxy statement entitled, “Equity Compensation Plan Information — 2017 Equity Incentive Plan.”

Material United States Federal Income Tax Consequences

Following is a summary of the principal federal income tax consequences of option grants and other awards under the 2022 Plan. Optionees and recipients of other rights and awards granted under the 2022 Plan are advised to consult their personal tax advisors before exercising an option or stock appreciation right or disposing of any stock received pursuant to the exercise of an option or stock appreciation right or following vesting of a restricted stock award or restricted stock unit or upon grant of an unrestricted stock award. In addition, the following summary is based upon an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change and does not address state, local or other tax laws.

Nonqualified Stock Options.    There will be no federal income tax consequences to a participant or to the Company upon the grant of a nonqualified Stock Option. When the participant exercises a nonqualified option, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the option shares on the date of exercise over the exercise price, and the Company will be allowed a corresponding tax deduction, subject to any applicable limitations under Code Section 162(m). Any gain that a participant realizes when the participant later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the participant held the shares.

Incentive Stock Options.    There will be no federal income tax consequences to a participant or to the Company upon the grant of an ISO. If the participant holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise of the option, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the participant disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, the participant will recognize taxable ordinary income in an amount equal to the difference between the exercise price and the lesser of the fair market value of the shares on the date of exercise or the disposition price, and the Company will be allowed a federal income tax deduction equal to such amount, subject to any applicable limitations under Code Section 162(m). Any amount received by the participant in excess of the fair market value on the exercise date will be taxed to the participant as capital gain, and the Company will receive no corresponding deduction. While the exercise of an ISO does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be a tax preference item that could subject a participant to alternative minimum tax in the year of exercise.

Stock Appreciation Rights.    A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a SAR is granted. When a participant exercises a SAR, the cash or fair market value of any common stock received will be taxable to the participant as ordinary income, and the Company will be allowed a federal income tax deduction equal to such amount, subject to any applicable limitations under Code Section 162(m).

Restricted Stock.    Unless a participant makes an election to accelerate recognition of income to the grant date as described below, the participant will not recognize income, and the Company will not be allowed a compensation tax deduction, at the time restricted stock is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date, less any amount paid for the stock, and the Company will be allowed a corresponding tax deduction, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the grant date, the participant will recognize ordinary income as of the grant date equal to the fair market value of the stock as of that date, less any amount paid for the stock, and the Company will be allowed a corresponding compensation tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, such participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Stock Units, Performance Awards, and Incentive Bonus Awards.    A participant will not recognize income, and the Company will not be allowed a compensation tax deduction, at the time a stock unit, performance award or incentive bonus award is granted. When a participant receives payment under a stock unit, performance award or incentive bonus award, the amount of cash received and the fair market value of any shares of stock received will be ordinary income to the participant, and the Company will be allowed a corresponding compensation tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Section 409A.    If an award is subject to Section 409A of the Code, but does not comply with the requirements of Section 409A of the Code, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Participants are urged to consult with their tax advisors regarding the applicability of Section 409A of the Code to their awards.

Reasonable Compensation.    In order for the amounts described above to be deductible by us (or, if applicable, one of our affiliates), such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses.

Compensation of Covered Employees.    Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1 million paid in a taxable year by a publicly held corporation to its chief executive officer and certain other “covered employees”. The Company’s board of directors and the Compensation Committee intend to consider the potential impact of Section 162(m) on grants made under the 2022 Plan, but reserve the right to approve grants of options and other awards for an executive officer that exceeds the deduction limit of Section 162(m).

Parachute Payments.    The vesting of any portion of an award that is accelerated due to the occurrence of a change in ownership or effective control within the meaning of Section 280G of the Code (such as a Change in Control) may cause all or a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in Section 280G of the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Tax Withholding.    As and when appropriate, each optionee purchasing shares of the Company’s common stock and each grantee receiving an award of shares of the Company’s common stock under the 2022 Plan will be required to pay any federal, state or local taxes required by law to be withheld.

Vote Required

The affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the Annual Meeting is required to approve this Proposal 2. Abstentions and “broker non-votes” if any, will not affect the outcome of the vote on this Proposal 2.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE VIRPAX PHARMACEUTICALS, INC. 2022 EQUITY INCENTIVE PLAN, THE RESERVATION OF 1,500,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER AND THE ROLLOVER OF ALL UNUSED SHARES OF COMMON STOCK RESERVED UNDER THE COMPANY’S 2017 EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED.

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PROPOSAL 3:

RATIFY THE APPOINTMENT OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2022

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The Audit Committee has reappointed EisnerAmper LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2022, and has further directed that management submit their selection of independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as public registered accounting firm.

Principal Accountant Fees and Services

The following table summarizes the fees paid for professional services rendered by EisnerAmper LLP, our independent registered public accounting firm, for each of the last two fiscal years:

Fee Category	2021	2020
Audit Fees(1)	$252,309	$184,808
Audit-Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees	$—	$—
Total Fees	$252,309	$184,808

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(1)      Audit fees consist of fees incurred for professional services rendered for the audit of our annual financial statements and review of the quarterly financial statements, assistance with registration statements filed with the SEC, and services that are normally provided by our independent registered public accounting firm in connection with regulatory filings or engagements. Audit fees includes fees of approximately $91,000 for consents and comfort letters in 2021 and $91,000 for consents in 2020.

Auditor Independence

In our fiscal year ended December 31, 2021, there were no other professional services provided by EisnerAmper LLP, located in Philadelphia, Pennsylvania, that would have required our audit committee to consider their compatibility with maintaining the independence of EisnerAmper LLP.

Procedures for Approval of Fees

Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, our audit committee is required to pre-approve all audit and non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair the public accountants’ independence. All fees paid to EisnerAmper LLP for our fiscal years ended December 31, 2021 and 2020 were pre-approved by our audit committee.

Attendance at Annual Meeting

Representatives of EisnerAmper LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders.

Vote Required

The affirmative vote of the holders of shares of common stock having a majority in voting power of the votes cast by the holders of all of the shares of common stock present or represented at the meeting is required to approve this Proposal 3. Abstentions, if any, will not affect the outcome of the vote on this Proposal 3.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

STOCKHOLDER PROPOSALS

Stockholder Proposals for 2023 Annual Meeting

Any stockholder proposals submitted for inclusion in our proxy statement and form of proxy for our 2023 Annual Meeting of Stockholders in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, as amended must be received by us no later than February 15, 2023 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Virpax Pharmaceuticals, Inc., 1055 Westlakes Drive, Suite 300 Berwyn, PA 19312, Attn: Secretary.

Director Nominations and Other Business to be Brought Before the 2023 Annual Meeting of Stockholders

Our bylaws state that a stockholder must provide timely written notice of any nominations of persons for election to our Board or any other proposal to be brought before the meeting together with supporting documentation as well as be present at such meeting, either in person or by a representative. For our 2023 Annual Meeting of Stockholders, a stockholder’s notice shall be timely received by us at our principal executive office no later than April 26, 2023 and no earlier than March 27, 2023; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation. Proxies solicited by our Board will confer discretionary voting authority with respect to these nominations or proposals, subject to the SEC’s rules and regulations governing the exercise of this authority. Any such nomination or proposal shall be mailed: Virpax Pharmaceuticals, Inc., 1055 Westlakes Drive, Suite 300 Berwyn, PA 19312, Attn: Secretary.

In addition, to comply with the SEC’s universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than Virpax nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 26, 2023.

ANNUAL REPORT

Copies of our Annual Report on Form 10-K (including audited financial statements), as amended, filed with the SEC may be obtained without charge by writing to Virpax Pharmaceuticals, Inc., 1055 Westlakes Drive, Suite 300 Berwyn, PA 19312, Attn: Secretary. A request for a copy of our Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of our common stock on May 31, 2022. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended December 31, 2021 and certain other related financial and business information are contained in our Annual Report on Form 10-K, which is being made available to our stockholders along with this proxy statement, but which is not deemed a part of the proxy soliciting material.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: Virpax Pharmaceuticals, Inc., 1055 Westlakes Drive, Suite 300 Berwyn, PA 19312, Attn: Secretary, Attn.: Secretary, or by phone at (610) 727-4597. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

OTHER MATTERS

As of the date of this proxy statement, the Board does not intend to present at the Annual Meeting of Stockholders any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors
/s/ Anthony Mack
Anthony Mack
Chief Executive Officer

June 15, 2022
Berwyn, PA

Appendix A

VIRPAX PHARMACEUTICALS, INC. 2022 EQUITY INCENTIVE PLAN

A-i

VIRPAX PHARMACEUTICALS, INC.
2022 EQUITY INCENTIVE PLAN

1.      Establishment and Purpose

1.1    The purpose of the Virpax Pharmaceuticals, Inc. 2022 Equity Incentive Plan (as it may be amended, supplemented and/or restated from time to time, the “Plan”) is to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers develop a sense of proprietorship and personal involvement in the development and financial success of the Company and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. The Company, by means of the Plan, seeks to retain the services of such eligible persons and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Subsidiaries.

1.2    The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Stock Units, Performance Shares, Performance Units, Incentive Bonus Awards, Other Cash-Based Awards and Other Stock-Based Awards. This Plan shall become effective upon the date set forth in Section 18.1 hereof.

2.      Definitions

Wherever the following capitalized terms are used in the Plan, they shall have the meanings specified below:

2.1    “Affiliate” means, with respect to a Person, a Person that directly or indirectly Controls, or is Controlled by, or is under common Control with, such Person.

2.2    “Applicable Law” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction that applies to Awards.

2.3    “Authorized Shares” has the meaning set forth in Section 4.1(a).

2.4    “Award” means an award of a Stock Option, Stock Appreciation Right, Restricted Stock, Stock Unit, Performance Share, Performance Unit, Incentive Bonus Award, Other Cash-Based Award and/or Other Stock-Based Award granted under the Plan.

2.5    “Award Agreement” means either (i) a written or electronic agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award including any amendment or modification thereof, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan and need not be identical.

2.6    “Board” means the Board of Directors of the Company.

2.7    “Cause” means (i) conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes the Company or its Affiliates public disgrace or disrepute, or materially and adversely affects the Company’s or its Affiliates’ operations or financial performance or the relationships that the Company and/or its Affiliates have with its and/or their customers; (ii) gross negligence or willful misconduct with respect to the Company or any of its Affiliates, including, without limitation fraud, embezzlement, theft or proven dishonesty in the course of his or her employment; (iii) refusal to perform any lawful, material obligation or fulfill any duty (other than any duty or obligation of the type described in clause (v) below, which shall be governed by clause (v) below) to the Company or its Affiliates (other than due to a Disability), which refusal, if curable, is not cured within ten (10) days after delivery of written notice thereof; (iv) material breach of any agreement with or duty owed to the Company or any of its Affiliates (other than any breach of the type described in clause (v) below, which shall be governed by clause (v) below), which breach, if curable, is not cured within 10 days after the delivery of written notice thereof; or (v) any breach of any obligation or duty to the Company or any of its Affiliates (whether arising by statute, common law or agreement) relating to confidentiality, noncompetition, nonsolicitation or proprietary rights. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in that employment agreement, consulting agreement or other agreement.

2.8    “Change in Control” means, unless otherwise provided in an Award Agreement, the occurrence of any one of the following events:

(i)          any “person,” including a “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding the Company, any entity controlling, controlled by or under common control with the Company, any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any such entity, and, with respect to any particular Participant, the Participant and any “group” (as such term is used in Section 13(d)(3) of the Exchange Act) of which the Participant is a member), is or becomes the “beneficial owner” (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of either (A) the combined voting power of the Company’s then outstanding securities; or (B) the then outstanding shares of Common Stock (in either such case other than as a result of an acquisition of securities directly from the Company); or

(ii)         any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the combined voting power of the securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any); or

(iii)        there shall occur (A) any sale, lease, exclusive license, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by “persons” (as defined above) in substantially the same proportion as their ownership of the Company immediately prior to such sale; or (B) the approval by stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or

Notwithstanding the foregoing, no event or condition shall constitute a Change in Control to the extent that, if it were, a 20% tax would be imposed under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Change in Control to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such 20% tax.

2.9    “Change in Control Consideration” has the meaning set forth in Section 15.1(b).

2.10  “Code” means the Internal Revenue Code of 1986, as amended. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.11  “Committee” means the committee of the Board delegated with the authority to administer the Plan, or the full Board, as provided in Section 3 of the Plan. With respect to any decision relating to a Reporting Person, the Committee shall consist solely of two or more directors who are Non-Employee Directors. The fact that a Committee member shall fail to qualify under any of these requirements shall not invalidate an Award if the Award is otherwise validly made under the Plan. The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without cause, and fill vacancies on the Committee however caused.

2.12  “Common Stock” means the Company’s Common Stock, par value $0.00001 per share.

2.13  “Company” means Virpax Pharmaceuticals, Inc., a Delaware corporation, and any successor thereto as provided in Section 16.8.

2.14  “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an employee, Director or consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an employee, Director or consultant or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Committee in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such entity ceases to qualify as an Affiliate. For example, a change in status from an employee of the Company to a consultant of an Affiliate or to a director will not constitute an interruption of Continuous Service. To the extent permitted by Applicable Law, the Committee or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Company or chief executive officer, including sick leave, military leave or any other personal leave; or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s (or an Affiliate’s) leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by Applicable Law. Unless the Committee provides otherwise, in its discretion, or as otherwise required by Applicable Law, vesting of Options shall be tolled during any unpaid leave of absence by a Participant.

2.15  “Control” means, as to any Person, the power to direct or cause the direction of the management and policies of such Person, or the power to appoint directors of the Company, whether through the ownership of voting securities, by contract or otherwise (the terms “Controlled by” and “under common Control with” shall have correlative meanings).

2.16  “Date of Grant” means the date on which an Award under the Plan is granted by the Committee, or such later date as the Committee may specify to be the effective date of an Award.

2.17  “Disability” means a Participant being considered “disabled” within the meaning of Section 409A of the Code and Treasury Regulation 1.409A-3(i)(4), as well as any successor regulation or interpretation.

2.18  “Effective Date” means the date set forth in Section 18.1 hereof.

2.19  “Eligible Person” means any person who is an employee, officer, director, consultant, advisor or other individual service provider of the Company or any Subsidiary, or any person who is determined by the Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any Subsidiary; provided that the Award Agreement for any grant of an Award to a prospective employee, officer, director, consultant, advisor or other individual service provider will contain appropriate forfeiture provisions in the event such individual does not become employed or engaged by the Company or applicable Subsidiary.

2.20  “ERISA” has the meaning set forth in Section 17.2.

2.21  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.22  “Expiration Date” means the date set forth in Section 18.2 hereof

2.23  “Fair Market Value” of a share of Common Stock shall be, as applied to a specific date:

(i)          the closing price of a share of Common Stock as of such date on the principal established stock exchange or national market system on which the Common Stock is then traded (or, if there is no trading in the Common Stock as of such date, the closing price of a share of Common Stock on the most recent date preceding such date on which trades of the Common Stock were recorded); or

(ii)         if the shares of Common Stock are not then traded on an established stock exchange or national market system but are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market as of such date (or, if there are no closing bid and asked prices for the shares of Common Stock as of such date, the average of the closing bid and the asked prices for the shares of Common Stock on the most recent date preceding such date on which such closing bid and asked prices are available on such over-the-counter market); or

(iii)        if the shares of Common Stock are not then listed on a national securities exchange or national market system or traded in an over-the-counter market, the price of a share of Common Stock as determined by the Committee in its discretion in a manner consistent with Section 409A of the Code and Treasury Regulation 1.409A-1(b)(5)(iv), as well as any successor regulation or interpretation.

2.24  “Immediate Family” has the meaning set forth in Section 16.3(b).

2.25  “Incentive Bonus Award” means an Award granted under Section 13 of the Plan.

2.26  “Incentive Stock Option” means a Stock Option granted under Section 7 hereof that is intended to meet the requirements of Section 422 of the Code and the regulations promulgated thereunder.

2.27  “Non-Employee Director “ will have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the U.S. Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

2.28  “Nonqualified Stock Option” means a Stock Option granted under Section 7 hereof that is not an Incentive Stock Option.

2.29  “Other Cash-Based Award” means a contractual right granted to an Eligible Person under Section 14 hereof entitling such Eligible Person to receive a cash payment at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.30  “Other Stock-Based Award” means a contractual right granted to an Eligible Person under Section 14 representing a notional unit interest equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions as are set forth in the Plan and the applicable Award Agreement.

2.31  “Participant” means any Eligible Person who holds an outstanding Award under the Plan.

2.32  “Person” shall mean any individual, partnership, firm, trust, corporation, limited liability company or other similar entity. When two or more Persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of Common Stock, such partnership, limited partnership, syndicate or group shall be deemed a “Person”

2.33  “Performance Goals” shall mean performance goals established by the Committee as contingencies for the grant, exercise, vesting, distribution, payment and/or settlement, as applicable, of Awards.

2.34  “Performance Shares” means a contractual right granted to an Eligible Person under Section 11 hereof representing a notional unit interest equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.35  “Performance Unit” means a contractual right granted to an Eligible Person under Section 12 hereof representing a notional dollar interest as determined by the Committee to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.36  “Plan” has the meaning set forth in the preamble.

2.37  “Reporting Person” means an officer, director or greater than ten percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

2.38  “Restricted Stock Award” means a grant of shares of Common Stock to an Eligible Person under Section 9 hereof that are issued subject to such vesting and transfer restrictions and such other conditions as are set forth in the Plan and the applicable Award Agreement.

2.39  “Securities Act” means the Securities Act of 1933, as amended.

2.40  “Stock Appreciation Right” means a contractual right granted to an Eligible Person under Section 8 hereof entitling such Eligible Person to receive a payment, upon the exercise of such right, in such amount and at such time, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.41  “Stock Option” means a contractual right granted to an Eligible Person under Section 7 hereof to purchase shares of Common Stock at such time and price, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.42  “Stock Unit Award” means a contractual right granted to an Eligible Person under Section 10 hereof representing notional unit interests equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.43  “Subsidiary” means an entity (whether or not a corporation) that is wholly or majority owned or controlled, directly or indirectly, by the Company; provided, however, that with respect to Incentive Stock Options, the term “Subsidiary” shall include only an entity that qualifies under section 424(f) of the Code as a “subsidiary corporation” with respect to the Company.

3.      Administration.

3.1    Committee Members. The Plan shall be administered by the Committee; provided that the entire Board may act in lieu of the Committee on any matter, subject to the Rule 16b-3 requirements referred to in Section 2.11 of the Plan. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons; provided, that the Board or the Committee shall fix certain material terms of the Awards to be granted by such Reporting Persons or officers (including the exercise price of such Awards, if applicable) and the maximum number of shares of Common Stock subject to Awards that the Reporting Persons or officers may grant; provided further, that no Reporting Person or officer shall be authorized to grant Awards to himself or herself. Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or employees of the Company or its Subsidiaries.

3.2    Committee Authority. The Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. Subject to the express limitations of the Plan, the Committee shall have authority in its discretion to determine the Eligible Persons to whom, and the time or times at which, Awards may be granted, the number of shares, units or other rights subject to each Award, the exercise, base or purchase price of an Award (if any), the time or times at which an Award will become vested, exercisable or payable, the performance criteria, performance goals and other conditions of an Award, the duration of the Award, and all other terms of the Award. Subject to the terms of the Plan, the Committee shall have the authority to amend the terms of an Award in any manner that is not inconsistent with the Plan (including without limitation to determine, add, cancel, waive, amend or otherwise alter any restrictions, terms or conditions of any Award, extend the post-termination exercisability period of any Stock Option and/or Stock Appreciation Right, provided, that no such action shall materially and adversely affect the rights of a Participant with respect to an outstanding Award without the Participant’s consent; provided further, that, unless otherwise determined by the Committee, no such action shall cause an Award previously exempt from Section 409A of the Code to become subject to Section 409A of the Code. The Committee shall also have discretionary authority to interpret the Plan, to make all factual determinations under the Plan, and to make all other determinations necessary or advisable for Plan administration, including, without limitation, to correct any defect, to supply any omission or to reconcile any inconsistency in the Plan or any Award Agreement. The Committee may prescribe, amend, and rescind rules and regulations relating to the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and Eligible Persons, whether or not such persons are similarly situated. The Committee shall, in its discretion, consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the Company or such attorneys, consultants, accountants or other advisors as it may select. All interpretations, determinations, and actions by the Committee shall be final, conclusive, and binding upon all parties.

3.3    No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan or any Award, or Award Agreement. The Company and its Subsidiaries shall pay or reimburse any member of the Committee, as well as any other Person who takes action on behalf of the Plan, for all reasonable expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties on behalf of the Company with respect to the Plan. The Company and its Subsidiaries may, but shall not be required to, obtain liability insurance for this purpose.

4.      Shares Subject to the Plan; Individual Participant Limitations

4.1    Available Shares.

(a)     Subject to adjustment pursuant to Section 4.2 and any other applicable provisions hereof, the maximum aggregate number of shares of Common Stock which may be issued under all Awards granted to Participants under the Plan initially shall be 1,500,000 shares (the “Authorized Shares”), plus such number of shares of Common Stock, if any, as become available for issuance under the Plan in accordance with Section 4.1(d) hereof. All 1,500,000 of such Authorized Shares initially available pursuant to this Section 4.1(a) may, but need not, be issued in respect of Incentive Stock Options.

(b)    The number of Authorized Shares available for issuance under the Plan shall automatically increase on January 1st of each year commencing with the January 1 following the Effective Date and on each January 1 thereafter until the Expiration Date (as defined in Section 18.2 of the Plan), in an amount equal to two percent (2%) of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year, to provide that there shall be no increase in the share reserve for such calendar year or that the increase in the share reserve for such calendar year shall be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence. For avoidance of doubt, none of the shares of Common Stock available for issuance pursuant to this Section 4.1(b) shall be issued in respect of Incentive Stock Options.

(c)    Shares of Common Stock issued under the Plan may be either authorized but unissued shares or shares held in the Company’s treasury. To the extent that any Award payable in shares of Common Stock is forfeited, cancelled, returned to or repurchased by the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder, the shares of Common Stock covered thereby will no longer be counted against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations. Shares of Common Stock that otherwise would have been issued upon the exercise of a Stock Option or in payment with respect to any other form of Award, that are surrendered in payment or partial payment of the exercise price thereof and/or taxes withheld with respect to the exercise thereof or the making of such payment, will no longer be counted against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations.

(d)    To the extent that any award under the Virpax Pharmaceuticals, Inc. 2017 Equity Incentive Plan (the “2017 Plan”) payable in shares of Common Stock is forfeited, cancelled, returned to or repurchased by the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder, the shares of Common Stock covered thereby shall be available for issuance under this Plan. Shares of Common Stock that otherwise would have been issued under the 2017 Plan upon the exercise of a stock option or in payment with respect to any other form of award under the 2017 Plan, that are surrendered in payment or partial payment of the exercise price thereof and/or taxes withheld with respect to the exercise thereof or the making of such payment, shall also be available for issuance under this Plan.

4.2    Adjustments. If there shall occur any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split, or other distribution with respect to the shares of Common Stock, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change, or any other change affecting the Common Stock, the Committee shall, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made in (i) the maximum numbers and kind of shares provided in Section 4.1 hereof; (ii) the numbers and kind of shares of Common Stock, units, or other rights subject to then outstanding Awards; (iii) the price for each share or unit or other right subject to then outstanding Awards; (iv) the performance measures or goals relating to the vesting of an Award; and (v) any other terms of an Award that are affected by the event to prevent dilution or enlargement of a Participant’s rights under an Award. Notwithstanding the foregoing, in the case of Incentive Stock Options, any such adjustments shall, to the extent practicable, be made in a manner consistent with the requirements of Section 424(a) of the Code.

5.      Participation and Awards

5.1    Designation of Participants. All Eligible Persons are eligible to be designated by the Committee to receive Awards and become Participants under the Plan. The Committee has the authority, in its discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted and the number of shares of Common Stock or units subject to Awards granted under the Plan. In selecting Eligible Persons to be Participants and in determining the type and amount of Awards to be granted under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate.

5.2    Determination of Awards. The Committee shall determine the terms and conditions of all Awards granted to Participants in accordance with its authority under Section 3.2 hereof. An Award may consist of one type of right or benefit hereunder or of two or more such rights or benefits granted in tandem or in the alternative. To the extent deemed appropriate by the Committee, an Award shall be evidenced by an Award Agreement as described in Section 16.1 hereof.

6.      Compensatory Grants to Non-Employee Directors.

6.1    Grants to All Non-Employee Directors

(a)     Grant upon Initial Election. The Company shall grant Stock Options to purchase up to 25,000 shares of Common Stock, in such amount as is determined by the Committee, to each Non-Employee Director at the time such director is first appointed or elected to the Board. Subject to Section 7.4, each Stock Option granted pursuant to this Section 6.1(a) shall be exercisable as to 100% of the number of shares of Stock covered thereby on the twelve-month anniversary of the grant date, and shall have an exercise price equal to 100% of the Fair Market Value of a share of Common Stock on the Date of Grant.

(b)    Annual Grant. On January 1 of each year, each then serving Non-Employee Director of the Committee shall automatically be granted Stock Options to purchase 15,000 shares of Common Stock under the Plan. Subject to Section 7.4, each Stock Option granted pursuant to this Section 6.1(b) shall be exercisable as to 100% of the number of shares of Stock covered thereby on the twelve-month anniversary of the grant date, and shall have an exercise price equal to at 100% of the Fair Market Value of a share of Common Stock on the Date of Grant.

6.2    Grants to Members of the Committees of the Board. On January 1, of each year, each then serving non-Chair member of the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Science and Technology Committee shall automatically be granted Stock Options to purchase 5,000 shares of Common Stock under the Plan, and the Chair of the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Science and Technology Committee shall each be granted Stock Options to purchase 10,000 shares of Common Stock under the Plan. Subject to Section 7.4, each Stock Option granted pursuant to this Section 6.2 shall be exercisable as to 100% of the number of shares of Stock covered thereby on the twelve-month anniversary of the grant date, and shall have an exercise price equal to 100% of the Fair Market Value of a share of Common Stock on the Date of Grant.

7.      Stock Options

7.1    Grant of Stock Option. A Stock Option may be granted to any Eligible Person selected by the Committee. Subject to the provisions of Section 7.6 hereof and Section 422 of the Code, each Stock Option shall be designated, in the discretion of the Committee, as an Incentive Stock Option or as a Nonqualified Stock Option.

7.2    Exercise Price. The exercise price per share of a Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant, subject to adjustments as provided for under Section 4.2; provided that the Committee may in its discretion specify for any Stock Option an exercise price per share that is higher than the Fair Market Value on the Date of Grant, and may establish an exercise price that is below Fair Market Value on the Date of Grant for Stock Options granted to Participants who are not residents of the U.S. if permitted by Applicable Law and any applicable rules of the principal established stock exchange or national market system on which the Common Stock is traded.

7.3    Vesting of Stock Options. The Committee shall in its discretion prescribe the time or times at which, or the conditions upon which, a Stock Option or portion thereof shall become vested and/or exercisable. The requirements for vesting and exercisability of a Stock Option may be based on the Continuous Service of the Participant for a specified time period (or periods) and/or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its discretion, accelerate the vesting or exercisability of any Stock Option at any time. The Committee in its sole discretion may allow a Participant to exercise unvested Nonqualified Stock Options, in which case the shares of Common Stock then issued shall be Restricted Stock having analogous vesting restrictions to the unvested Nonqualified Stock Options.

7.4    Term of Stock Options. The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Option may be exercised; provided that the maximum term of a Stock Option shall be ten (10) years from the Date of Grant. A Stock Option may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Continuous Service for any reason, including by reason of voluntary resignation, death, Disability, termination for Cause or any other reason. Except as otherwise provided in this Section 7 or in an Award Agreement as such agreement may be amended from time to time upon authorization of the Committee, no Stock Option may be exercised at any time during the term thereof unless the Participant is then in Continuous Service. Notwithstanding the foregoing, unless an Award Agreement provides otherwise:

(a)     If a Participant’s Continuous Service terminates by reason of his or her death, any Stock Option held by such Participant may, to the extent then exercisable, be exercised by such Participant’s estate or any Person who acquires the right to exercise such Stock Option by bequest or inheritance at any time in accordance with its terms for up to one year after the date of such Participant’s death (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such one-year period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.

(b)    If a Participant’s Continuous Service terminates by reason of his or her Disability, any Stock Option held by such Participant may, to the extent then exercisable, be exercised by the Participant or his or her personal representative at any time in accordance with its terms for up to one year after the date of such Participant’s termination of Continuous Service (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such one-year period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.

(c)     If a Participant’s Continuous Service terminates for any reason other than death, Disability or Cause, any Stock Option held by such Participant may, to the extent then exercisable, be exercised by the Participant up until ninety (90) days following such termination of Continuous Service (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such 90-day period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.

(d)    If a Participant’s Continuous Service terminates for Cause, any Stock Option held by such Participant, whether vested or unvested, shall be deemed forfeited and canceled on the date of such termination of Continuous Service.

(e)     To the extent that a Stock Option of a Participant whose Continuous Service terminates is not exercisable, such Stock Option shall be deemed forfeited and canceled on the ninetieth (90th) day after such termination of Continuous Service or at such earlier time as the Committee may determine.

7.5    Stock Option Exercise. Subject to such terms and conditions as shall be specified in an Award Agreement, a Stock Option may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company, and payment of the aggregate exercise price by certified or bank check, or such other means as the Committee may accept. As set forth in an Award Agreement or otherwise determined by the Committee, in its sole discretion, at or after grant, payment in full or in part of the exercise price of an Option may be made: (i) in the form of shares of Common Stock that have been held by the Participant for such period as the Committee may deem appropriate for accounting purposes or otherwise, valued at the Fair Market Value of such shares on the date of exercise; (ii) by surrendering to the Company shares of Common Stock otherwise receivable on exercise of the Option;

(iii) by a cashless exercise program implemented by the Committee in connection with the Plan; and/or (iv) by such other method as may be approved by the Committee and set forth in an Award Agreement. Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment of the exercise price and satisfaction of any applicable tax withholding pursuant to Section 17.5, the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount based upon the number of shares of Common Stock purchased under the Option. Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars or shares of Common Stock, as applicable.

7.6    Additional Rules for Incentive Stock Options.

(a)     Eligibility. An Incentive Stock Option may only be granted to an Eligible Person who is considered an employee under Treasury Regulation §1.421-1(h) of the Company or any Subsidiary.

(b)    Annual Limits. No Incentive Stock Option shall be granted to an Eligible Person as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the stock with respect to which Incentive Stock Options are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or any Subsidiary would exceed $100,000, determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking Incentive Stock Options into account in the order in which granted.

(c)     Ten Percent Stockholders. If a Stock Option granted under the Plan is intended to be an Incentive Stock Option, and if the Participant, at the time of grant, owns stock possessing ten percent (10%) or more of the total combined voting power of all classes of Common Stock of the Company or any Subsidiary, then (i) the Stock Option exercise price per share shall in no event be less than 110% of the Fair Market Value of the Common Stock on the date of such grant; and (ii) such Stock Option shall not be exercisable after the expiration of five (5) years following the date such Stock Option is granted.

(d)    Termination of Employment. An Award of an Incentive Stock Option shall provide that such Stock Option may be exercised not later than three (3) months following termination of employment of the Participant with the Company and all Subsidiaries, or not later than one (1) year following death or a permanent and total disability within the meaning of Section 22(e)(3) of the Code, as and to the extent determined by the Committee to be necessary to comply with the requirements of Section 422 of the Code.

(e)     Disqualifying Dispositions. If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two (2) years following the Date of Grant or one (1) year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

(f)     Qualification. To the extent that, at or after grant, any Stock Option does not qualify as an Incentive Stock Option, it shall be deemed a Nonqualified Stock Option.

8.      Stock Appreciation Rights

8.1    Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Eligible Person selected by the Committee. Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event.

8.2    Base Price. The base price of a Stock Appreciation Right shall be determined by the Committee in its sole discretion; provided, however, that the base price for any grant of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant, subject to adjustments as provided for under Section 4.2.

8.3    Vesting Stock Appreciation Rights. The Committee shall in its discretion prescribe the time or times at which, or the conditions upon which, a Stock Appreciation Right or portion thereof shall become vested and/or exercisable. The requirements for vesting and exercisability of a Stock Appreciation Right may be based on the Continuous Service of a Participant for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its discretion, accelerate the vesting or exercisability of any Stock Appreciation Right at any time.

8.4    Term of Stock Appreciation Rights. The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Appreciation Right may be exercised; provided that the maximum term of a Stock Appreciation Right shall be ten (10) years from the Date of Grant. A Stock Appreciation Right may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Continuous Service for any reason, including by reason of voluntary resignation, death, Disability, termination for Cause or any other reason. Except as otherwise provided in this Section 8 or in an Award Agreement as such agreement may be amended from time to time upon authorization of the Committee, no Stock Appreciation Right may be exercised at any time during the term thereof unless the Participant is then in Continuous Service.

8.5    Payment of Stock Appreciation Rights. Subject to such terms and conditions as shall be specified in an Award Agreement, a vested Stock Appreciation Right may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company and payment of any exercise price. Upon the exercise of a Stock Appreciation Right and payment of any applicable exercise price, a Participant shall be entitled to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is exercised. Payment of the amount determined under the immediately preceding sentence may be made, as approved by the Committee and set forth in the Award Agreement, in shares of Common Stock valued at their Fair Market Value on the date of exercise, in cash, or in a combination of shares of Common Stock and cash, subject to applicable tax withholding requirements set forth in Section 17.5. If Stock Appreciation Rights are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

9.      Restricted Stock Awards

9.1    Grant of Restricted Stock Awards. A Restricted Stock Award may be granted to any Eligible Person selected by the Committee. The Committee may require the payment by the Participant of a specified purchase price in connection with any Restricted Stock Award. The Committee may provide in an Award Agreement for the payment of dividends and distributions to the Participant at such times as paid to stockholders generally or at the times of vesting or other payment of the Restricted Stock Award. If any dividends or distributions are paid in stock while a Restricted Stock Award is subject to restrictions under Section 9.3 of the Plan, the dividends or other distributions shares shall be subject to the same restrictions on transferability as the shares of Common Stock to which they were paid unless otherwise set forth in the Award Agreement. The Committee may also subject the grant of any Restricted Stock Award to the execution of a voting agreement with the Company or with any Affiliate of the Company.

9.2    Vesting Requirements. The restrictions imposed on shares of Common Stock granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement. Upon vesting of a Restricted Stock Award, such Award shall be subject to the tax withholding requirement set forth in Section 17.5. The requirements for vesting of a Restricted Stock Award may be based on the Continuous Service of the Participant for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its discretion, accelerate the vesting of a Restricted Stock Award at any time. If the vesting requirements of a Restricted Stock Award shall not be satisfied, the Award shall be forfeited and the shares of Common Stock subject to the Award shall be returned to the Company.

9.3    Stock Certificate Legends. The Committee may require in an Award Agreement that certificates representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired.

9.4    Rights as Stockholder. Subject to the foregoing provisions of this Section 9 and the applicable Award Agreement, the Participant to whom a Restricted Stock Award is made shall have all rights of a stockholder with respect to the shares granted to the Participant under the Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto, unless the Committee determines otherwise at the time the Restricted Stock Award is granted.

9.5    Section 83(b) Election. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within 30 days following the Date of Grant, a copy of such election with the Company (directed to the Secretary thereof) and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under Section 83(b) of the Code.

10.    Stock Unit Awards

10.1  Grant of Stock Unit Awards. A Stock Unit Award may be granted to any Eligible Person selected by the Committee. The value of each stock unit under a Stock Unit Award is equal to the Fair Market Value of the Common Stock on the applicable date or time period of determination, as specified by the Committee. A Stock Unit Award shall be subject to such restrictions and conditions as the Committee shall determine. A Stock Unit Award may be granted together with a dividend equivalent right with respect to the shares of Common Stock subject to the Award, which may be accumulated and may be deemed reinvested in additional stock units, as determined by the Committee in its discretion. If any dividend equivalents are paid while a Stock Unit Award is subject to restrictions under Section 10 of the Plan, the dividend equivalents shall be subject to the same restrictions on transferability as the Stock Units to which they were paid, unless otherwise set forth in the Award Agreement.

10.2  Vesting of Stock Unit Awards. On the Date of Grant, the Committee shall, in its discretion, determine any vesting requirements with respect to a Stock Unit Award, which shall be set forth in the Award Agreement. The requirements for vesting of a Stock Unit Award may be based on the Continuous Service of the Participant for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its discretion, accelerate the vesting of a Stock Unit Award at any time. A Stock Unit Award may also be granted on a fully vested basis, with a deferred payment date as may be determined by the Committee or elected by the Participant in accordance with rules established by the Committee.

10.3  Payment of Stock Unit Awards. A Stock Unit Award shall become payable to a Participant at the time or times determined by the Committee and set forth in the Award Agreement, which may be upon or following the vesting of the Award. Payment of a Stock Unit Award may be made, at the discretion of the Committee, in cash or in shares of Common Stock, or in a combination thereof as described in the Award Agreement, subject to applicable tax withholding requirements set forth in Section 17.5. Any cash payment of a Stock Unit Award shall be made based upon the Fair Market Value of the Common Stock, determined on such date or over such time period as determined by the Committee. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, any Stock Unit, whether settled in Common Stock or cash, shall be paid no later than two and one-half months after the later of the calendar year or fiscal year in which the Stock Units vest. If Stock Unit Awards are settled in shares of Common Stock, then as soon as practicable following the date of settlement, the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

11.    Performance Shares

11.1  Grant of Performance Shares. Performance Shares may be granted to any Eligible Person selected by the Committee. A Performance Share Award shall be subject to such restrictions and condition as the Committee shall specify. A Performance Share Award may be granted with a dividend equivalent right with respect to the shares of Common Stock subject to the Award, which may be accumulated and may be deemed reinvested in additional stock units, as determined by the Committee in its discretion.

11.2  Value of Performance Shares. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Date of Grant. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met over a specified time period, shall determine the number of Performance Shares that shall be paid to a Participant.

11.3  Earning of Performance Shares. After the applicable time period has ended, the number of Performance Shares earned by the Participant over such time period shall be determined as a function of the extent to which the applicable corresponding performance goals have been achieved. This determination shall be made solely by the Committee. The Committee may, in its discretion, waive any performance or vesting conditions relating to a Performance Share Award.

11.4  Form and Timing of Payment of Performance Shares. The Committee shall pay at the close of the applicable Performance Period, or as soon as practicable thereafter, any earned Performance Shares in the form of cash or in shares of Common Stock or in a combination thereof, as specified in a Participant’s Award Agreement, subject to applicable tax withholding requirements set forth in Section 17.5. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, all Performance Shares shall be paid no later than two and one-half months following the later of the calendar year or fiscal year in which such Performance Shares vest. Any shares of Common Stock paid to a Participant under this Section 11.4 may be subject to any restrictions deemed appropriate by the Committee. If Performance Shares are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

12.    Performance Units

12.1  Grant of Performance Units. Performance Units may be granted to any Eligible Person selected by the Committee. A Performance Unit Award shall be subject to such restrictions and condition as the Committee shall specify in a Participant’s Award Agreement.

12.2  Value of Performance Units. Each Performance Unit shall have an initial notional value equal to a dollar amount determined by the Committee, in its sole discretion. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met over a specified time period, will determine the number of Performance Units that shall be settled and paid to the Participant.

12.3  Earning of Performance Units. After the applicable time period has ended, the number of Performance Units earned by the Participant, and the amount payable in cash, in shares or in a combination thereof, over such time period shall be determined as a function of the extent to which the applicable corresponding performance goals have been achieved. This determination shall be made solely by the Committee. The Committee may, in its discretion, waive any performance or vesting conditions relating to a Performance Unit Award.

12.4  Form and Timing of Payment of Performance Units. The Committee shall pay at the close of the applicable Performance Period, or as soon as practicable thereafter, any earned Performance Units in the form of cash or in shares of Common Stock or in a combination thereof, as specified in a Participant’s Award Agreement, subject to applicable tax withholding requirements set forth in Section 17.5. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, all Performance Units shall be paid no later than two and one-half months following the later of the calendar year or fiscal year in which such Performance Units vest. Any shares of Common Stock paid to a Participant under this Section 12.4 may be subject to any restrictions deemed appropriate by the Committee. If Performance Units are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

13.    Incentive Bonus Awards

13.1  Incentive Bonus Awards. The Committee, at its discretion, may grant Incentive Bonus Awards to such Participants as it may designate from time to time. The terms of a Participant’s Incentive Bonus Award shall be set forth in the Participant’s Award Agreement. Each Award Agreement shall specify such general terms and conditions as the Committee shall determine.

13.2  Incentive Bonus Award Performance Criteria. The determination of Incentive Bonus Awards for a given year or years may be based upon the attainment of specified levels of Company or Subsidiary performance as measured by pre-established, objective performance criteria determined at the discretion of the Committee. The Committee shall (i) select those Participants who shall be eligible to receive an Incentive Bonus Award; (ii) determine the performance period; (iii) determine target levels of performance; and (iv) determine the level of Incentive Bonus Award to be paid to each selected Participant upon the achievement of each performance level.

13.3  Payment of Incentive Bonus Awards.

(a)     Incentive Bonus Awards shall be paid in cash or Common Stock, as set forth in a Participant’s Award Agreement. Payments shall be made following a determination by the Committee that the performance targets were attained and shall be made within two and one-half months after the later of the end of the fiscal or calendar year in which the Incentive Award is no longer subject to a substantial risk of forfeiture.

(b)    The amount of an Incentive Bonus Award to be paid upon the attainment of each targeted level of performance shall equal a percentage of a Participant’s base salary for the fiscal year, a fixed dollar amount, or such other formula, as determined by the Committee.

14.    Other Cash-Based Awards and Other Stock-Based Awards

14.1  Other Cash-Based and Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual shares of Common Stock to a Participant, or payment in cash or otherwise of amounts based on the value of shares of Common Stock. In addition, the Committee, at any time and from time to time, may grant Other Cash-Based Awards to a Participant in such amounts and upon such terms as the Committee shall determine, in its sole discretion.

14.2  Value of Cash-Based Awards and Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of shares of Common Stock or units based on shares of Common Stock, as determined by the Committee, in its sole discretion. Each Other Cash-Based Award shall specify a payment amount or payment range as determined by the Committee, in its sole discretion. If the Committee exercises its discretion to establish performance goals, the value of Other Cash-Based Awards that shall be paid to the Participant will depend on the extent to which such performance goals are met.

14.3  Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to Other Cash-Based Awards and Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or shares as the Committee determines.

15.    Change in Control

15.1  Effect of Change in Control.

(a)     The Committee may, at the time of the grant of an Award and as set forth in an Award Agreement, provide for the effect of a “Change in Control” on an Award. Such provisions may include any one or more of the following: (i) the acceleration or extension of time periods for purposes of exercising, vesting in, or realizing gain from any Award; (ii) the elimination or modification of performance or other conditions related to the payment or other rights under an Award; (iii) provision for the cash settlement of an Award for an equivalent cash value, as determined by the Committee, or (iv) such other modification or adjustment to an Award as the Committee deems appropriate to maintain and protect the rights and interests of Participants upon or following a Change in Control. To the extent necessary for compliance with Section 409A of the Code, an Award Agreement shall provide that an Award subject to the requirements of Section 409A that would otherwise become payable upon a Change in Control shall only become payable to the extent that the requirements for a “change in control” for purposes of Section 409A have been satisfied.

(b)    Notwithstanding anything to the contrary set forth in the Plan, unless otherwise provided by an Award Agreement, upon or in anticipation of any Change in Control, the Committee may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control: (i) cause any or all outstanding Stock Options and Stock Appreciation Rights held by Participants affected by the Change in Control to become vested and immediately exercisable, in whole or in part; (ii) cause restrictions and/or vesting conditions with respect to any or all outstanding Restricted Stock, Stock Units, Performance Shares, Performance Units, Incentive Bonus Award and any other Award held by Participants affected by the Change in Control to lapse, in whole or in part; (iii) cancel any Stock Option or Stock Appreciation Right in exchange for a substitute option in a manner consistent with the requirements of Treasury Regulation §1.424-1(a) or §1.409A-1(b)(5)(v)(D), as applicable (notwithstanding the fact that the original Stock Option may never have been intended to satisfy the requirements for treatment as an Incentive Stock Option); (iv) cancel any Restricted

Stock, Stock Units, Performance Shares or Performance Units held by a Participant in exchange for restricted stock or performance shares of or stock or performance units in respect of the capital stock of any successor corporation; (v) terminate any Award in exchange for an amount of cash and/or property equal to the amount, if any, that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the Change in Control (the “Change in Control Consideration”); provided, however that if the Change in Control Consideration with respect to any Option or Stock Appreciation Right does not exceed the exercise price of such Option or Stock Appreciation Right, the Committee may cancel the Option or Stock Appreciation Right without payment of any consideration therefor. Any such Change in Control Consideration may be subject to any escrow, indemnification and similar obligations, contingencies and encumbrances applicable in connection with the Change in Control to holders of Common Stock. Without limitation of the foregoing, if as of the date of the occurrence of the Change in Control the Committee determines that no amount would have been attained upon the realization of the Participant’s rights, then such Award may be terminated by the Company without payment. The Committee may cause the Change in Control Consideration to be subject to vesting conditions (whether or not the same as the vesting conditions applicable to the Award prior to the Change in Control) and/or make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate.

(c)     The Committee may require a Participant to (i) represent and warrant as to the unencumbered title to the Participant’s Awards; (ii) bear such Participant’s pro rata share of any post-closing indemnity obligations, and be subject to the same or similar post-closing purchase price adjustments, escrow terms, offset rights, holdback terms and similar conditions as the other holders of Common Stock; and (iii) execute and deliver such documents and instruments as the Committee may reasonably require for the Participant to be bound by such obligations. The Committee will endeavor to take action under this Section 15 in a manner that does not cause a violation of Section 409A of the Code with respect to an Award.

16.    General Provisions

16.1  Award Agreement. To the extent deemed necessary by the Committee, an Award under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee setting forth the number of shares of Common Stock or units subject to the Award, the exercise price, base price, or purchase price of the Award, the time or times at which an Award will become vested, exercisable or payable and the term of the Award. The Award Agreement may also set forth the effect on an Award of termination of Continuous Service under certain circumstances. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and may also set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement.

16.2  Forfeiture Events/Representations. The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of Continuous Service for Cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company. The Committee may also specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be conditioned upon the Participant making a representation regarding compliance with noncompetition, confidentiality or other restrictive covenants that may apply to the Participant and providing that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment on account of a breach of such representation. Notwithstanding the foregoing, the confidentiality restrictions set forth in an Award Agreement shall not, and shall not be interpreted to, impair a Participant from exercising any legally protected whistleblower rights (including under Rule 21 of the Exchange Act). In addition and without limitation of the foregoing, any amounts paid hereunder shall be subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any “clawback” policy adopted by the Company or as is otherwise required by applicable law or stock exchange listing condition.

16.3  No Assignment or Transfer; Beneficiaries.

(a)     Awards under the Plan shall not be assignable or transferable by the Participant, except by will or by the laws of descent and distribution, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge. Notwithstanding the foregoing, the Committee may provide in an Award Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death. During the lifetime of a Participant, an Award shall be exercised only by such Participant or such Participant’s guardian or legal representative. In the event of a Participant’s death, an Award may, to the extent permitted by the Award Agreement, be exercised by the Participant’s beneficiary as designated by the Participant in the manner prescribed by the Committee or, in the absence of an authorized beneficiary designation, by the legatee of such Award under the Participant’s will or by the Participant’s estate in accordance with the Participant’s will or the laws of descent and distribution, in each case in the same manner and to the same extent that such Award was exercisable by the Participant on the date of the Participant’s death.

(b)    Limited Transferability Rights. Notwithstanding anything else in this Section 16.3 to the contrary, the Committee may in its discretion provide in an Award Agreement that an Award in the form of a Nonqualified Stock Option, share-settled Stock Appreciation Right, Restricted Stock, Performance Share or share-settled Other Stock-Based Award may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below); (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of the applicable Award Agreement and the Plan. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

16.4  Rights as Stockholder. A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued shares of Common Stock covered by an Award until the date the Participant becomes the holder of record of such securities. Except as provided in Section 4.2 hereof, no adjustment or other provision shall be made for dividends or other stockholder rights, except to the extent that the Award Agreement provides for dividend payments or dividend equivalent rights.

16.5  Employment or Continuous Service. Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person or Participant any right to continue in Continuous Service, or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the employment or other service relationship of an Eligible Person or Participant for any reason at any time.

16.6  Fractional Shares. In the case of any fractional share or unit resulting from the grant, vesting, payment or crediting of dividends or dividend equivalents under an Award, the Committee shall have the discretionary authority to (i) disregard such fractional share or unit; (ii) round such fractional share or unit to the nearest lower or higher whole share or unit; or (iii) convert such fractional share or unit into a right to receive a cash payment.

16.7  Other Compensation and Benefit Plans. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or any Subsidiary, including, without limitation, under any bonus, pension, profit-sharing, life insurance, salary continuation or severance benefits plan, except to the extent specifically provided by the terms of any such plan.

16.8  Plan Binding on Transferees. The Plan shall be binding upon the Company, its transferees and assigns, and the Participant, the Participant’s executor, administrator and permitted transferees and beneficiaries. In addition, all obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

16.9  Foreign Jurisdictions. The Committee may adopt, amend and terminate such arrangements and grant such Awards, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to comply with any tax, securities, regulatory or other laws of other jurisdictions with respect to Awards that may be subject to such laws. The terms and conditions of such Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of the Plan, not inconsistent with the intent of the Plan, as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose.

16.10 No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising an Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

16.11 Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board or Committee consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement as a result of a clerical error in the papering of the Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.

16.12 Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of the Participant’s services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an employee of the Company and the employee has a change in status from a full-time employee to a part-time employee) after the date of grant of any Award to the Participant, the Committee has the right in its sole discretion to (i) make a corresponding reduction in the number of shares subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment; and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

16.13 Substitute Awards in Corporate Transactions. Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Any shares of Common Stock subject to these substitute Awards shall not be counted against any of the maximum share limitations set forth in the Plan.

17.    Legal Compliance

17.1  Securities Laws. No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act, as amended, under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the shares of Common Stock are being acquired only for investment purposes and without any current intention to sell or distribute such shares. All Common Stock issued pursuant to the terms of this Plan shall constitute “restricted securities,” as that term is defined in Rule 144 promulgated pursuant to the Securities Act, and may not be transferred except in compliance herewith and with the registration requirements of the Securities Act or an exemption therefrom. Certificates representing Common Stock acquired pursuant to an Award may bear such legend as the Company may consider appropriate under the circumstances. If an Award is made to an Eligible Person who is subject to Chinese jurisdiction, and approval of the Award by China’s State Administration of Foreign Exchange is needed, the Award may be converted to cash or other equivalent amount if and to the extent that such approval is not obtained.

17.2  Incentive Arrangement. The Plan is designed to provide an on-going, pecuniary incentive for Participants to produce their best efforts to increase the value of the Company. The Plan is not intended to provide retirement income or to defer the receipt of payments hereunder to the termination of a Participant’s employment or beyond. The Plan is thus intended not to be a pension or welfare benefit plan that is subject to Employee Retirement Income Security Act of 1974 (“ERISA”), and shall be construed accordingly. All interpretations and determinations hereunder shall be made on a basis consistent with the Plan’s status as not an employee benefit plan subject to ERISA.

17.3  Unfunded Plan. The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan. Notwithstanding the foregoing, the Company shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Company’s creditors or otherwise, to discharge its obligations under the Plan.

17.4  Section 409A Compliance. To the extent applicable, it is intended that the Plan and all Awards hereunder comply with the requirements of Section 409A of the Code or an exemption thereto, and the Plan and all Award Agreements shall be interpreted and applied by the Committee in a manner consistent with this intent in order to avoid the imposition of any additional tax under Section 409A of the Code. Notwithstanding anything in the Plan or an Award Agreement to the contrary, in the event that any provision of the Plan or an Award Agreement is determined by the Committee, in its sole discretion, to not comply with the requirements of Section 409A of the Code or an exemption thereto, the Committee shall, in its sole discretion, have the authority to take such actions and to make such interpretations or changes to the Plan or an Award Agreement as the Committee deems necessary, regardless of whether such actions, interpretations, or changes shall adversely affect a Participant, subject to the limitations, if any, of applicable law. If an Award is subject to Section 409A of the Code, any payment made to a Participant who is a “specified employee” of the Company or any Subsidiary shall not be made before the date that is six months after the Participant’s “separation from service” to the extent required to avoid the adverse consequences of Section 409A of the Code. For purposes of this Section 17.4, the terms “separation from service” and “specified employee” shall have the meanings set forth in Section 409A of the Code. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on any Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

17.5  Tax Withholding.

(a)     The Company shall have the power and the right to deduct or withhold, or require a participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan, but in no event shall such deduction or withholding or remittance exceed the minimum statutory withholding requirements unless permitted by the Company and such additional withholding amount will not cause adverse accounting consequences and is permitted under Applicable Law.

(b)    Subject to such terms and conditions as shall be specified in an Award Agreement, a Participant may, in order to fulfill the withholding obligation, (i) tender previously-acquired shares of Common Stock or have shares of stock withheld from the exercise; provided that the shares tendered or withheld, as applicable, have an aggregate Fair Market Value sufficient to satisfy in whole or in part the applicable withholding taxes; and/or (ii) utilize the cashless exercise procedure described in Section 7.5.

(c)     Notwithstanding the foregoing, a Participant may not use shares of Common Stock to satisfy the withholding requirements to the extent that (i) there is a substantial likelihood that the use of such form of payment or the timing of such form of payment would subject the Participant to a substantial risk of liability under Section 16 of the Exchange Act; (ii) such withholding would constitute a violation of the provisions of any law or regulation (including the Sarbanes-Oxley Act of 2002); or (iii) such withholding would cause adverse accounting consequences for the Company.

17.6  No Guarantee of Tax Consequences. Neither the Company, the Board, the Committee nor any other Person make any commitment or guarantee that any federal, state, local or foreign tax treatment will apply or be available to any Participant or any other Person hereunder.

17.7  Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

17.8  Stock Certificates; Book Entry Form. Notwithstanding any provision of the Plan to the contrary, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, any obligation set forth in the Plan pertaining to the delivery or issuance of stock certificates evidencing shares of Common Stock may be satisfied by having issuance and/or ownership of such shares recorded on the books and records of the Company (or, as applicable, its transfer agent or stock plan administrator).

17.9  Governing Law. The Plan and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws, and to applicable Federal securities laws.

18.    Effective Date, Amendment and Termination

18.1  Effective Date. The effective date of the Plan shall be the date on which the Plan is approved by the requisite percentage of the holders of the Common Stock of the Company; provided, however, that Awards granted under the Plan subsequent to the approval of the Plan by the Board shall be valid if such stockholder approval occurs within one year of the date on which such Board approval occurs. If such stockholder approval is not obtained within one year after the date of the Board’s approval of the Plan, then all Awards previously granted under the Plan shall terminate and cease to be outstanding, and no further Awards shall be granted under the Plan.

18.2  Amendment; Termination. The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable or in the best interests of the Company or any Subsidiary; provided, however, that (a) no such amendment, suspension or termination shall materially and adversely affect the rights of any Participant under any outstanding Awards, without the consent of such Participant; (b) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required; and (c) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares of Common Stock available for issuance under the Plan, or (ii) changes the persons or class of persons eligible to receive Awards. The Plan will continue in effect until terminated in accordance with this Section 18.1; provided, however, that no Award will be granted hereunder on or after the 10th anniversary of the date of the Plan’s initial adoption by the Board (the “Expiration Date”); but provided further, that Awards granted prior to such Expiration Date may extend beyond that date.

Plan History

Date Approved by Board	Date Approved by Stockholders	Description of Action Taken
6.14.2022	July 25.2022	Initial Approval of Plan

PROXY VIRPAX PHARMACEUTICALS, INC. PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 25, 2022 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED The undersigned hereby appoints Anthony Mack and Christopher Chipman, or any of them, each with power of substitution, as proxies for the undersigned to vote all shares of Common Stock of said Company which the undersigned is entitled tovote atthe Annual Meeting ofStockholders Annual Meeting ofVirpax Pharmaceuticals, Inc. to be held on July 25, 2022, at the offices of Lowenstein Sandler LLP at 1251 Avenue of the Americas, 17th Floor, New York, NY10020, andanyadjournment or postponement thereof, ashereinafterspecifiedand, in their judgment, upon such other matters as may properly come before the meeting. The undersigned hereby revokes all proxies previously given. THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH OF THE NOMINEES NAMED IN PROPOSAL 1, AND “FOR” PROPOSALS 2 and 3. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR JUDGMENT UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ANY ADJOURNMENTS THEREOF. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. (Continued and to be marked, dated and signed on other side) PLEASE DETACH ALONG PERFORATED LINE AND MAIL INTHE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on July 25, 2022 The Proxy Statement and the Company’s 2021 Form 10-K to Stockholders are available at: https://www.viewproxy.com/virpax/2022.

Please mark your votes like this The Board of Directors recommends you vote FOR the following: Proposal 1. To elect three director nominees to serve as Class I directors for a three-year term expiring at the annual meeting of stockholders in 2025; NOMINEES: (1) Gerald Bruce FOR AGAINST ABSTAIN (2) Gary Jacob FOR AGAINST ABSTAIN (3) Vanila M. Singh FOR AGAINST ABSTAIN Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) Please indicate if you plan to attend this meeting CONTROL NUMBER The Board of Directors recommends you vote FOR proposals 2 and 3: Proposal 2. To approve the 2022 Virpax Pharmaceuticals, Inc. Equity Incentive Plan; FOR AGAINST ABSTAIN Proposal 3. To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 FOR AGAINST ABSTAIN To transact other business as may properly come before the meeting or any adjournment or postponement thereof. Date Signature Signature (Joint Owners) Note: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. If signing as a fiduciary or attorney, please give your exact title. DO NOT PRINT IN THIS AREA (Shareholder Name & Address Data) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. As a stockholder of Virpax Pharmaceuticals, Inc. you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Daylight Time, on July 24, 2022. CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11 digit control number ready when voting by Internet or Telephone INTERNET TELEPHONE MAIL Vote Your Proxy on the Internet: Go to www.AALvote.com/VRPX Vote Your Proxy by Phone: Call 1-866-804-9616 Vote Your Proxy by Mail: Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Mark, sign, and date your proxy card, then detach it, and return it in the postage paid envelope provided.